UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Tompkins Financial Corporation
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March 29, 2019

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
OF TOMPKINS FINANCIAL CORPORATION

The Annual Meeting of Shareholders (the “Annual Meeting”) of Tompkins Financial Corporation (the “Company”) will be held on Tuesday, May 7, 2019 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, for the following purposes:

1.	To elect the twelve (12) Directors named in the Proxy Statement for a term of one year expiring in 2020;
2.	To approve the Tompkins Financial Corporation 2019 Equity Incentive Plan;
3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers;
4.	To ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors (the “Board”) has fixed the close of business on March 12, 2019 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting. A shareholders’ information meeting for our shareholders in Pennsylvania will be held at 4:30 p.m. on May 8, 2019, at the Berkshire Country Club, 1637 Bernville Rd., Reading, Pennsylvania, 19601. A shareholders’ information meeting for our shareholders in the Hudson Valley will be held at 6:00 p.m. on May 9, 2019, at Mt. Kisco Country Club, 10 Taylor Rd., Mt. Kisco, New York, 10549. A shareholders’ information meeting for our shareholders in Western New York will be held at 5:30 p.m. on May 14, 2019, at the Genesee Country Village & Museum, 1410 Flint Hill Rd., Mumford, New York, 14511.

Enclosed with this notice are a Proxy Statement, a Form of Proxy and return envelope, instructions for voting by telephone or the Internet, the Company’s Annual Report on Form 10-K for fiscal year 2018, and the Company’s 2018 Corporate Report to shareholders. Please refer to the enclosed Proxy Statement with respect to the business to be transacted at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “FOR” each of the Director nominees named in the enclosed Proxy Statement, “FOR” approval of the Tompkins Financial Corporation 2019 Equity Incentive Plan, “FOR” advisory approval of the compensation paid to the Company’s Named Executive Officers, and “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2019. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, you are urged to read and carefully consider the enclosed Proxy Statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Form of Proxy in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company prior to the Annual Meeting, or by attending the Annual Meeting and filing a written notice of revocation with the Corporate Secretary at the Annual Meeting prior to the vote and voting in person.

By Order of the Board of Directors,

Thomas R. Rochon	Kathleen A. Manley
Chairman	Asst. Vice President & Corporate Secretary

TOMPKINS FINANCIAL CORPORATION, P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD MAY 7, 2019

This Proxy Statement, the Company’s Annual Report on Form 10-K, and the Company’s Corporate Report to shareholders are available under the “SEC Filings” tab at www.tompkinsfinancial.com.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 7, 2019

This Proxy Statement together with the Form of Proxy are being mailed to shareholders on or about March 29, 2019 in connection with the solicitation by the Board of Directors of Tompkins Financial Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York on Tuesday, May 7, 2019 at 5:30 p.m.

Voting

Only shareholders of record at the close of business on March 12, 2019 will be entitled to vote. On March 12, 2019, there were 15,317,251 shares of the Company’s common stock, par value $0.10 per share (our “common stock”), outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone, or by voting in person at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed Form of Proxy. To vote by mailing a proxy, sign and return the enclosed Form of Proxy in the enclosed pre-addressed postage-paid envelope. Shares of common stock covered by a proxy that is properly executed and returned will be voted and, if the shareholder who executes such proxy specifies therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted “FOR” each proposal for which no instruction is given. Other than the election of Directors, the proposal to approve the Company’s 2019 Equity Incentive Plan; the advisory vote to approve the compensation paid to the Company’s Named Executive Officers; and the proposal to ratify the appointment of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2019, the Board is not aware of any other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the Board intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a shareholder at the Annual Meeting will not automatically revoke a proxy previously delivered by that shareholder. A shareholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Annual Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and filing a written notice of revocation with the Corporate Secretary at the Annual Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting.

Vote Required and Board Recommendations

Proposal No. 1	Vote Required	Board of Directors Recommendation
Election of Directors	A plurality of votes cast by holders of common stock entitled to vote thereon	“FOR” all Director nominees named in the Proxy Statement

Proposal No. 2	Vote Required	Board of Directors Recommendation
Approval of the Company’s 2019 Equity Incentive Plan	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” approval of the Company’s 2019 Equity Incentive Plan

Proposal No. 3	Vote Required	Board of Directors Recommendation
Advisory Approval of the Compensation Paid to the Company’s Named Executive Officers	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” advisory approval of the compensation paid to the Company’s Named Executive Officers

Proposal No. 4	Vote Required	Board of Directors Recommendation
Ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019

Abstentions and Broker Non-votes

At the Annual Meeting, abstentions, votes cast in person or by proxy and broker non-votes will each be counted for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. At the Annual Meeting, brokers, banks or other nominees will not have discretionary authority to vote on Proposal Nos. 1, 2 or 3, but will have discretionary authority to vote on Proposal No. 4. Broker non-votes will have no effect on the outcome of any of the Company’s proposals. Abstentions will have no effect on Proposal Nos. 1, 3, or 4, but for Proposal No. 2 (approval of the Tompkins Financial Corporation 2019 Equity Incentive Plan), abstentions are considered “votes cast” under applicable rules of the New York Stock Exchange, and thus will have the same effect as a vote “against” the proposal.

Solicitation of Proxies

The enclosed proxy is being solicited by the Board of Directors of the Company. The total cost of solicitation of proxies in connection with the Annual Meeting will be borne by the Company. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies for the Annual Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting twelve (12) Directors will be elected for a one-year term expiring at the 2020 Annual Meeting, and with respect to each Director, until his or her successor is elected and qualified. The following Director nominees—John E. Alexander, Paul J. Battaglia, Daniel J. Fessenden, James W. Fulmer, Patricia A. Johnson, Frank C. Milewski, Thomas R. Rochon, Stephen S. Romaine, Michael H. Spain, Alfred J. Weber and Craig Yunker—are currently serving as Directors. Their terms expire in 2019, and each is standing for re-election at the Annual Meeting. Each Director was identified and nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting. Jennifer R. Tegan, currently serving on the Board of Directors of Tompkins Trust Company, was also identified and nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting for a term of one year. The 12 nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board. The persons named in the Proxy to represent shareholders at the Annual Meeting are Francis M. Fetsko and Kathleen A. Manley. The Proxies will vote as directed and, in the absence of instructions, will vote the shares represented by properly-executed proxies in favor of the election of nominees named below.

In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who may be designated by the Board, upon recommendation of the Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a Director.

Vote Required and Recommendation

Shareholders may vote “for” all Director nominees as a group, may “withhold” authority to vote for all Director nominees as a group, or may withhold authority to vote only for specified Director nominees. A plurality of votes cast by holders of shares of common stock entitled to vote thereon is required to elect the nominees. Under a plurality vote standard, the nominees who receive the highest number of votes “for” their election will be elected. Votes to “withhold” in an uncontested election will have no effect on the outcome of the vote on Proposal No. 1. Broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

The following table sets forth each Director nominee and each continuing Director and includes such person’s name, age, the year he or she first became a Director, the expiration of his or her current term as Director, and whether he or she has been determined to be an Independent Director, as that term is defined in the listing standards of the NYSE American. Biographies of the Director nominees follow the table. Unless otherwise indicated, all Directors have been employed in their current positions for at least five years. The nominees identified below as “Independent” are referred to in this Proxy Statement as the Independent Directors.

Name	Age	Year First Elected Director		Term to Expire	Independent(1)
Board Nominees:
John E. Alexander	66	1993	(2)	2019	Yes
Paul J. Battaglia	67	2010		2019	Yes
Daniel J. Fessenden	53	2009		2019	Yes
James W. Fulmer	67	2000		2019	Yes
Patricia A. Johnson	63	2006		2019	Yes
Frank C. Milewski	68	2012		2019	Yes
Thomas R. Rochon	66	2009		2019	Yes
Stephen S. Romaine	54	2007		2019	No
Michael H. Spain	61	2000		2019	No
Jennifer R. Tegan	48	N/A		N/A	Yes
Alfred J. Weber	66	2012		2019	Yes
Craig Yunker	68	2000		2019	Yes

___________

(1)	Independence has been affirmatively determined by the Company’s Board of Directors in accordance with Section 803A of NYSE American Company Guide.
(2)	Served as a Director of Tompkins Trust Company, prior to the formation of Tompkins Financial Corporation in 1995.
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Director Qualifications, including Director Nominees

The following paragraphs provide information as of the date of this Proxy Statement regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a Director. The information presented includes information each Director has given us about positions he or she holds, his or her principal occupation and business experience for the past five years, certain non-profit boards on which he or she serves, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.

John E. Alexander has served as a Director of the Company since 1995 and as a Director of Tompkins Trust Company since 1993. Mr. Alexander was a principal shareholder and served as President and Chief Executive Officer of The CBORD Group, Inc. (“CBORD,”) a computer software company which Mr. Alexander founded in 1975, until July 2004. Mr. Alexander is a Director Emeritus of the Food Bank of the Southern Tier, a Director Emeritus of the United Way of Tompkins County, and Trustee Emeritus and Presidential Councilor of Cornell University. He also serves as a Director of Incodema 3D, LLC, a leader in Direct Metal 3D Printing; as well as Sound Reading Solutions, Inc., an EdTech startup. He is a founding General Partner and a Director of Red Bear Angels, an investment organization focused on advising and funding startups by Cornell students and alumni. He also serves on the Board of Directors of the Children’s Reading Connection, and is a founding member of the Cayuga Venture Fund, a regional venture capital fund now in its fifth iteration. We believe Mr. Alexander’s qualifications to sit on our Board of Directors include his executive leadership and management experience, as well as the financial expertise he has brought to bear during more than two decades of board service with our organization.

Paul J. Battaglia has served as a Director of the Company since 2010 and was a Director of TFA Management, Inc. f/k/a AM&M Financial Services, Inc. from April-December 2010. He has served as a Director for the Bank of Castile since January 2011. He became Chairman of the Audit Committee in May 2011. In 2015 he was appointed to the Board of Directors of TFA Management, Inc. and to the Corporate Credit Oversight Committee of the Company’s Board of Directors. From 2009 until his retirement in 2018, Mr. Battaglia served as a Managing Director of Freed Maxick CPAs, P.C., a 300-person “Top 100” public accounting firm headquartered in Western New York in 2018. As a Managing Director, Mr. Battaglia managed the operations of the firm’s Batavia office in addition to providing consulting services on various transactions, including mergers and acquisitions, design and implementation of financing plans, estate planning and business succession planning to his clients. He served on the firm’s Executive and Compensation Committee and Finance Committee, and was a Trustee for the firm’s retirement plan. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Battaglia currently provides consulting services in the areas of mergers and acquisitions, estate and succession planning, trust administration and financing to various clients. Mr. Battaglia serves as the Chairman of the Board of Directors of the Genesee County Economic Development Center and the Genesee County Funding Corporation; and is a Director of the Genesee Gateway Local Development Corporation. In 2018 he was appointed to the Batavia Downtown Revitalization Initiative Committee and he and his wife Mary are currently chairing the YMCA/United Memorial Medical Center capital campaign to build a healthy living campus in Batavia, NY. Mr. Battaglia has served as a director or volunteer for over 30 not-for-profit or educational organizations in his career. Mr. Battaglia was named the “Honorary Chairman of the Centennial Celebration for the City of Batavia, New York in 2015, and has received numerous other community recognitions. We believe Mr. Battaglia’s qualifications to serve on our Board of Directors include his 45 years of experience in public accounting dealing with financial and accounting matters for complex organizations. He has acquired a deep understanding of the Western New York business environment during his years of working with commercial clients in the region. We note that Mr. Battaglia has demonstrated significant involvement with local civic organizations through his years of service on the above-referenced boards of directors.

Daniel J. Fessenden has served as a Director of the Company since 2009, as a Director of Tompkins Trust Company since January 2009, and as a Director of TFA Management, Inc. since 2011. Mr. Fessenden served as a member of the New York State Assembly from 1993 to 1999. He currently serves as the Executive Director of the Fred L. Emerson Foundation, a family foundation located in Auburn, New York. From 2004 to 2006 he served as the founding Executive Director of the Cornell Agriculture & Food Technology Park, Geneva, New York. Prior to 2004, Mr. Fessenden served as a key member of the government relations team for the Carrier Corporation, Syracuse, New York. Raised on his family’s dairy farm, Mr. Fessenden is a graduate of Cornell University. Mr. Fessenden has been actively engaged with numerous business, civic and educational organizations throughout the Central New York region for more than 26 years. He currently serves as a director of Midstate Mutual Insurance Company, Finger Lakes Regional Prosperity Network, and is a member of the Cornell University Council. We believe Mr. Fessenden’s qualifications to sit on our Board of Directors include his extensive experience in government and public service, his executive experience in the private sector, his active engagement with civic organizations, and his deep connections to the Central New York business community.

James W. Fulmer served as President of the Company from 2000 through 2006, has served as a Director of the Company since 2000, and Vice Chairman of the Company since January 1, 2007. He serves as the Chairman of Tompkins Bank of Castile, and has served in such capacity since 1991. Mr. Fulmer previously served as President and Chief Executive Officer of the Bank of Castile from 1988 until his retirement on December 31, 2014. Mr. Fulmer also serves as a Director of Tompkins Mahopac Bank and Tompkins VIST Bank; and Chairman and Director of Tompkins Insurance Agencies, Inc. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. He served as a member of the Board of Directors of the Federal Home Loan Bank of New York from January 2007 to December 2017, and served as Vice Chairman from January 2015 to December 2017. Mr. Fulmer actively serves as a member of the Board of Directors of Erie and Niagara Insurance Association of Williamsville, the Cherry Valley Cooperative Insurance Company of Williamsville, and board member and past Chairman of the WXXI Public Broadcasting Council. He was recently elected to the Board of the Rochester Philharmonic Orchestra, and sits on the Board of the Eastman Institute of Oral Health. We believe Mr. Fulmer’s qualifications to sit on our Board of Directors include his nearly 40 years of experience in the banking industry, including service as our Vice Chairman, and as the former President and Chief Executive Officer of Tompkins Bank of Castile. Mr. Fulmer is also actively involved with the prominent Western New York community organizations described above.

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Patricia A. Johnson has served as a Director of the Company since 2006, and served as a Director of Tompkins Trust Company from 2002 to 2014. In January 2014, Ms. Johnson became the Vice President for Finance and Administration with Lehigh University in Bethlehem, PA. She has served as a Director of Tompkins VIST Bank since April 2014. She had previously been with Cornell University, starting as the Assistant Treasurer in 1995, and later serving as Associate Vice President & Treasurer. She is currently a Director and the Finance Chair for Market Matters, a not for profit located in Ithaca, New York which provides business training to residents of South Africa. She also serves as Director, Manufacturers’ Resource Center; Director, Ben Franklin Technology Partners of Northeastern Pennsylvania; Director, Community Action Committee of Lehigh Valley; Director, Lehigh Valley Economic Development Corporation; and Director, Centennial School. She was also a member of the NACUBO Accounting Principles Council and the Association for Financial Professionals. We believe Ms. Johnson’s qualifications to sit on our Board of Directors include her accounting expertise and her ability to understand and evaluate the Company’s complex financial operations, based in part on her prior work in the banking industry. In addition, Ms. Johnson has demonstrated civic leadership through service on the boards of many local charitable organizations.

Frank C. Milewski has served as a Director of the Company since August 2012, when he was appointed by the Board to fill a vacancy following the Company’s acquisition of VIST Financial Corporation (“VIST”) in 2012. Mr. Milewski served as Vice Chairman of the Board of VIST from 2007 to 2012, where he served as a Director from 2002 until its acquisition by the Company. Mr. Milewski served as a Director of Merchants Bank from 1985 until VIST acquired Merchants in 1999. He has served as a Director on the Board of Directors of Tompkins VIST Bank since 1999. Mr. Milewski retired in early 2017 from his position as a Regional Vice President of Molina Health Care (NYSE: MOH) which provides and manages government-sponsored social services. Formerly, he was the Regional President of Providence Service Corporation, (NASDAQ: PRSC) prior to its acquisition by Molina, and was the founder, President and Chief Executive Officer of The ReDCo Group prior to its acquisition by Providence Service Corporation in 2004. Mr. Milewski was responsible for oversight and direction of Molina’s separate operating companies in the northeast region. Mr. Milewski currently serves as a member of the Schuylkill Economic Development Corporation (SEDCO’s) Board of Directors and as such is involved in fostering economic growth, development, and job creation in the greater Schuylkill County region. Previously he served on a number of community-oriented not-for-profit boards and currently serves as a member of the non-profit Board of Directors of Consolidated Training and Services Corporation. We believe Mr. Milewski’s qualifications to sit on our Board of Directors include his executive experience in a leadership position with a publicly-traded company, his prior service on VIST’s Audit/Examining Committee and the Tompkins VIST Bank Board of Directors, and his involvement with economic development and other civic engagement in the Schuylkill County region.

Thomas R. Rochon has served as a Director of the Company since 2009, and was elected Chairman of the Board in May 2014. He has served as a Director of Tompkins Mahopac Bank since July 2017, and served as a Director of Tompkins Trust Company from January 2009 to June 2017. In July 2017, Dr. Rochon joined the Educational Records Bureau (ERB), a not-for-profit educational testing and assessment company based in New York. He was named President of ERB in December 2017. From July 2008 through June 2017, Dr. Rochon served as President of Ithaca College. He has served on the boards of a number of organizations related to higher education and community service, and is actively involved with several local charitable and community service organizations. We believe Dr. Rochon’s qualifications to sit on our Board of Directors include his many years of management experience, including as President of ERB and as former President of Ithaca College, as well as an understanding of the challenges faced by organizations that operate in a heavily regulated sector.

Stephen S. Romaine has served as a Director of the Company since January 1, 2007. Mr. Romaine was appointed President and Chief Executive Officer of the Company effective January 1, 2007. He had served as President and Chief Executive Officer of Tompkins Mahopac Bank from January 1, 2003 through December 31, 2006. Prior to this appointment, Mr. Romaine was Executive Vice President, Chief Financial Officer of Mahopac National Bank. In addition to the Company Board, Mr. Romaine serves on the boards of each of its affiliates and has served as the Chairman of the board of directors of Tompkins Trust Company since May 2014. Mr. Romaine currently serves on the Board of the Federal Home Loan Bank of New York, as well as the New York Bankers Association, where he served as Chairman from March 2016 through March 2017. His civic involvement includes service as a member of the Board of Directors of the Ithaca Aviation Heritage Foundation and the TC3 Foundation. We believe Mr. Romaine’s qualifications to sit on our Board of Directors include his more than 30 years as an executive in the financial services industry, including his current position as President and Chief Executive Officer of the Company.

Michael H. Spain has served as a Director of the Company since 2000, and as a Director of Tompkins Mahopac Bank since 1992. He was appointed the Chairman of the Board of Directors of Tompkins Mahopac Bank in June 2017. Mr. Spain serves as Executive Vice President of Brown & Brown of New York, Inc., d/b/a the Spain Agency, an insurance agency located in Mahopac, New York. Mr. Spain served as President of the Spain Agency from 1989 until 2015 when it became wholly owned by Brown & Brown, Inc. Mr. Spain is also President of Sleeping Indian, LLC, and Trail Properties, Inc., real estate holding companies; and President of Wind River, LLC and Indian Paintbrush, LLC, companies engaged in real estate development. He has demonstrated civic leadership through service on the boards of several charitable organizations in the Hudson Valley, including past President of Mahopac Rotary, The Putnam Alliance, Putnam Independent Insurance Agencies, and has served on the Hudson Valley Hospital Board and Foundation and various United Way boards, along with over 20 years of service as a Tompkins Mahopac Bank Director. We believe Mr. Spain’s qualifications to sit on our Board of Directors include his extensive executive experience in the financial services industry.

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Jennifer R. Tegan has served as a Director of Tompkins Trust Company since 2016. She is a founding partner of Cayuga Venture Fund (CVF), located in Ithaca, NY. Since starting with CVF in 2002, Ms. Tegan has been working with, supporting and financing entrepreneurs in technology-based companies across a broad spectrum of industries. Since its inception in 1994, CVF and its member investors have invested more than $90 million in technology companies across New York State. Ms. Tegan serves on the boards of several of CVF’s portfolio companies, including GiveGab, Venuebook, POM Partners Inc. and True Gault. In 2018, Ms. Tegan joined the board of directors of the National Venture Capital Association, a trade association advocating for public policy that supports the American entrepreneurial ecosystem. Ms. Tegan is past President and current Executive Committee Member of the Upstate Capital Association of New York Board (formerly, UVANY) a membership trade organization whose mission is to increase access to capital for entrepreneurs and companies in Upstate NY. Ms. Tegan also serves on the Board of Directors of Tompkins County Area Development, which supports local economic development, and the Board of the Elizabeth Ann Clune Montessori School of Ithaca. We believe Ms. Tegan’s qualifications to sit on our Board of Directors include her extensive experience fostering the development of early stage businesses in our local market, the banking industry knowledge she has acquired through her service on the Tompkins Trust Company Board of Directors, and her demonstrated commitment to local economic development and other civic engagement in the Tompkins County region.

Alfred J. Weber has been a member of our Board of Directors since August 2012 and served as Chairman of the Board of VIST Financial Corporation from 2005 to 2012, where he served as a Director from 1995 until its acquisition by the Company in August, 2012. He currently serves on the Board of Directors of Tompkins VIST Bank, and has served as its Chairman since 2005. Mr. Weber is President of Tweed-Weber, Inc., a management consulting firm. He has been in the consulting industry since 1974 and has been president of his own business since 1984. The fundamental focus of his work is to help clients build and implement strategies to gain and sustain competitive advantage in their marketplace. He has worked with hundreds of businesses, not-for-profit organizations, health and home care agencies, and associations across the country. Mr. Weber currently serves on the Boards of Berks County Community Foundation, Our City Reading, New Standard Corporation, Misco Products Corporation, and Boscov’s LLC. We believe Mr. Weber’s qualifications to sit on our Board of Directors include his experience in leading change initiatives and his expertise in the area of strategic planning.

Craig Yunker has served as a Director of the Company since 2000 and as a Director of Tompkins Bank of Castile since 1991. He has been the Managing Partner of CY Farms, LLC since 1976; and of CY Properties, LLC; CY Heifer Farm, LLC; and Batavia Turf, LLC since 1998; companies engaged in farming. Since 2001, he has served as a Trustee of Cornell University. Mr. Yunker is closely involved with the Western and Central New York business community, and he currently serves in leadership roles on both state and national agricultural organizations, including the New York State Agriculture Society, the Association of Agricultural Production Executives, and as a Trustee of the Legg Lowden Farm Foundation. He is a Director of the Genesee County Economic Development Center. Mr. Yunker also sits on the Board of Directors of Liberty Pumps, a manufacturing company in Bergen, New York, currently serving as the Chair of its Compensation Committee. We believe Mr. Yunker’s qualifications to sit on our Board of Directors include his extensive executive experience, particularly in the agribusiness sector, and his corporate strategy acumen, along with over 20 years of service as a Tompkins Bank of Castile Director.

The names and ages of the Company’s executive officers, including the Named Executive Officers identified in the Summary Compensation Table in this Proxy Statement, their positions and offices held with the Company, their term of office and experience are set forth in Part I of the Company’s Annual Report on Form 10-K for the Company’s 2018 fiscal year, a copy of which is enclosed with this Proxy Statement.

MATTERS RELATING TO THE BOARD OF DIRECTORS

During fiscal 2018, the Board of Directors held four regular meetings, two informational meetings and two strategic planning meetings. As a matter of practice the Independent Directors met in executive session at the end of each regular meeting, for a total of four such sessions during 2018. During this period, all of the Directors attended more than 75% of the aggregate of the total number of meetings of the Board held during the periods that he or she served and the total number of meetings held by all committees of the Board on which each such Director served during the period that he or she served.

The Board currently maintains and appoints the members of the following six standing committees: Executive, Compensation, Audit/Examining, Nominating and Corporate Governance, Qualified Plans Investment Review, and Corporate Credit Oversight.

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Board of Directors: Committee Membership

Director	Executive	Compensation	Audit/ Examining	Nominating/ Corporate Governance	Qualified Plans Inv. Review	Corporate Credit Oversight
John E. Alexander	X	X	—	—	Chair	—
Paul J. Battaglia	X	—	Chair	—	—	X
Daniel J. Fessenden	X	—	—	Chair	—	—
James W. Fulmer	X	—	—	—	—	Chair
Susan A. Henry(1)	—	—	X	—	X	—
Patricia A. Johnson	—	—	X	—	—	—
Frank C. Milewski	—	—	X	—	—	X
Thomas R. Rochon	Chair	X	—	X	—	—
Stephen S. Romaine	X	—	—	—	X	X
Michael H. Spain	X	—	—	—	X	—
Alfred J. Weber	—	—	—	X	—	—
Craig Yunker	X	Chair	—	X	—	—

(1)	Susan A. Henry has attained age 72 and, in accordance with Article (IV)(4) of the Company’s Bylaws and Section 4 of the Company’s Corporate Governance Guidelines, she may not stand for reelection as a Director at the Annual Meeting. Therefore, following the Annual Meeting, Ms. Henry will no longer serve as a Director or as a member of the Board committees indicated.

Executive Committee. The Board has adopted a written charter for the Executive Committee. A copy of the Executive Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Executive Committee did not meet during fiscal 2018. The Executive Committee acts, as necessary, on behalf of the Board of Directors pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

Compensation Committee. The Board has adopted a written charter for the Compensation Committee (as used in this paragraph, the “Committee”). A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met four times during fiscal 2018. The Committee reviews executive performance and approves, or recommends to the Independent Directors for approval, salaries and other matters relating to executive compensation, except that the compensation of the Chief Executive Officer is determined by the Independent Directors upon recommendation by the Committee. It also administers the Company’s equity incentive plans, including reviewing and granting equity incentive awards to executive officers and other employees. The Committee also reviews and approves various other compensation policies and matters, and is responsible for ensuring that executive officers are compensated effectively, appropriately, and in a manner consistent with the Company’s objectives. Please see the heading “Role of the Compensation Committee, Management, and Consultants” on page 16 for information about this Committee’s responsibilities and activities. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE American Rule 805(c).

Audit/Examining Committee. The Board has adopted a written charter for the Audit/Examining Committee (as used in this paragraph, the “Committee”). A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met 11 times during fiscal 2018. This Committee assists the Board in its general oversight of accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The responsibilities and activities of the Committee are described in greater detail in the “Report of the Audit/Examining Committee of the Board of Directors” included in this Proxy Statement. The Board has determined that Paul J. Battaglia, Susan A. Henry, Patricia A. Johnson, and Frank C. Milewski each qualify as an “Audit Committee Financial Expert” as defined in Item 407(d) of Regulation S-K and that each of the members of the Audit/Examining Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also satisfies the heightened independence standards applicable to Audit Committee members of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Corporate Governance Committee. The Board has adopted a written charter for the Nominating and Corporate Governance Committee (as used in this paragraph and in the next six paragraphs, the “Committee”). A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met four times during the 2018 fiscal year. This Committee is responsible for assisting the Board in developing corporate governance policies and practices that comply with applicable laws and regulations, including NYSE American listing standards and corporate governance requirements, and the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Nominating & Corporate Governance Committee is responsible for identifying, evaluating and recommending qualified candidates for election to the Board.

Director Qualifications. To be considered for nomination to the Company’s Board, each candidate must possess the following minimum qualifications and attributes: high personal values, judgment and integrity; an ability to understand the regulatory and policy environment in which the Company conducts its business; a demonstrated, significant engagement in one of the market areas served by the Company, based on one or more of the following within such market area—professional/business relationships, residence, and involvement with civic, cultural or charitable organizations; and experience which demonstrates an ability to deal with the key business, financial and management challenges that face financial service companies. The Committee believes that such connections with one of the Company’s local communities foster ties between the Company and that community, and also allow the Director to better understand the banking and financial services needs of its local stakeholders.

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While individual experiences and qualifications serve as a baseline for consideration, the Committee recognizes that the Board of Directors governs as a whole, and not as a collection of individuals. The effectiveness of the Board is not a function of the individual attributes of its members; rather, it depends on the overall chemistry of the Board. Therefore, the Committee assesses whether a particular candidate will be able to function within this broader context by evaluating his or her: ability to understand, and willingness to engage, the issues presented to the Board; ability to exercise prudence and judgment, but also decisiveness; and ability to effectively communicate his or her ideas to the other members of the Board. In the case of incumbent Directors, these assessments are made based on past experience with a particular Director and, in the case of first-time nominees, these issues are explored during the interview and vetting process described below.

Identification of Candidates & Nomination Process. At least annually, and typically on a more frequent basis, the Committee engages in a discussion to identify candidates who fulfill the criteria described above, under the heading “Director Qualifications.” The Committee will evaluate candidates who are identified by shareholders, by other members of the Board, and occasionally by members of the Company’s leadership team, which is comprised of the Company’s executive officers. To be considered, shareholder recommendations of director candidates must be received by the Chairman of the Nominating and Corporate Governance Committee, Tompkins Financial Corporation, P.O. Box 460, Ithaca, NY 14851, no later than December 1st of the year preceding the annual meeting at which such candidate is proposed to be nominated. The recommendations should include the name, address, and supporting information as to why the candidate should be considered by the Committee. The same procedures are used to evaluate all candidates, regardless of the source of the recommendation. Ms. Tegan was identified by the Committee through her service on the Board of Directors of Tompkins Trust Company.

Tompkins values the benefits that diversity can bring to its Board of Directors. A diverse Board reflects a variety of important perspectives in the boardroom, ultimately resulting in more informed decision-making. Accordingly, in identifying potential nominees, the Committee also considers whether a particular candidate adds to the overall diversity of the Board. The Committee seeks nominees with a broad diversity of experience, professions and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The Committee ensures that women and minority candidates are included in the candidate pool from which director nominees are selected, and it employs a variety of strategies to help develop a diverse candidate pool. First, the Committee strongly encourages all of our directors to identify qualified women and minority candidates for service on our Board. The Committee also recognizes the importance of recruiting candidates beyond the traditional corporate/banking arena, and for example, recruits qualified candidates who work in academic institutions or non-profit organizations, in addition to candidates with traditional “corporate” backgrounds. At least annually, the Committee monitors the composition of the Board to ensure it reflects a broad diversity of experience, professions, and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. While not encapsulated in a written policy, the Committee and the Board stand behind these commitments to diversity practices and monitoring. Currently, two of our twelve current directors are women, and one of our directors is a person of color; of the twelve director nominees for election at the 2019 Annual Meeting, two are women, and one is a person of color.

Once the Committee has determined its interest in a potential nominee, it begins discussions with him or her as to his or her willingness to serve on the Board and one of the Company’s subsidiary boards and, for first-time nominees, an interview will be conducted. If the nominee is an incumbent Director, the Committee will consider prior Board performance and contributions as described above; in the case of a first-time nominee, the Committee will evaluate its discussions with the candidate, and the Committee may also seek to verify its preliminary assessment of the candidate by discussing his or her particular attributes with other appropriate parties who have had prior professional experiences with him or her. At the conclusion of this process, the Committee will recommend qualified candidates that best meet the Company’s needs to the full Board, which then selects candidates to be nominated for election at the next annual meeting of shareholders. The Committee uses the same process for evaluating all candidates, whether recommended by shareholders, Directors or management. The Company expects all Board members to own at least 2,000 shares of the Company’s common stock, which shares may be accumulated over a period of three years following a Director’s initial election to the Board. Shares held in a rabbi trust as deferred stock compensation for a given Director, are included in this calculation.

Qualified Plans Investment Review Committee. The Board has adopted a written charter for the Qualified Plans Investment Review Committee (as used in this paragraph, the “Committee”). This Committee met two times during fiscal 2018, and it is responsible for reviewing and setting the investment goals and objectives of the Tompkins Financial Corporation Retirement Plan, monitoring the performance of the third-party investment manager engaged to invest plan assets, and overseeing changes to plan holdings. This Committee also serves in a fiduciary capacity for the Company’s 401(k) retirement plan, which duties include, but are not limited to: investment fund selection; establishing investment policy objectives; benchmarking and evaluating the reasonableness of fund fees, overall plan expenses, revenue-sharing arrangements, and performance of the investment funds and the third-party administrator.

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Corporate Credit Oversight Committee. The Board has adopted a written charter for the Corporate Credit Oversight Committee (as used in this paragraph, the “Committee”). This Committee met four times in 2018, and is charged with the general oversight of the commercial, consumer and residential lending mortgage portfolios across the affiliates of the Company. In addition, the Committee is asked to approve larger commercial relationships in excess of $20 million in borrowings.

Director Compensation

It is the general policy of the Board that employee directors are not paid for their service on the Company’s Board of Directors beyond their regular employee compensation.

2018 Director Compensation

Name	Fees Earned or Paid in Cash(1)		Stock Awards(2)	All Other Compensation	Total
	($)		($)	($)	($)
Alexander	—		54,500	—	54,500
Battaglia	—		80,000	—	80,000
Fessenden	40,000		25,500	—	65,500
Fulmer	75,000		—	—	75,000
Henry	56,000	(3)	—	—	56,000
Johnson	53,000		—	—	53,000
Milewski	65,000		—	—	65,000
Rochon	—		112,400	—	112,400
Spain	28,500		28,000	—	56,500
Weber	21,000		32,000	—	53,000
Yunker	65,000	(3)	—	—	65,000

___________

(1)	Amounts disclosed for certain Directors include cash compensation for service on subsidiary boards. For a more detailed discussion of such fees, see “Subsidiary Board Service Compensation” below.
(2)	The stock awards disclosed here reflect grant date fair value in accordance with ASC Topic 718, and were earned by the Directors and deferred under Tompkins’ Amended and Restated Plan for Eligible Directors of Tompkins Financial Corporation and Wholly-Owned Subsidiaries (the “Retainer Plan”). The stock awards under the Retainer Plan are discussed in more detail below under the heading “Timing and Manner of Payment of Director Compensation.” Dividends are reinvested pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan.
(3)	Directors Henry and Yunker had previously established a target age for payment of their deferred stock compensation under the Retainer Plan, and each has attained this age. The Retainer Plan provides for stock awards only in the form of deferred stock compensation. In accordance with the rules of the Retainer Plan and tax regulations applicable to deferred compensation, during 2018 Directors Henry and Yunker were no longer permitted to elect to receive their compensation in the form of deferred stock. Accordingly, their compensation was paid in cash.

In 2017, the Nominating and Corporate Governance Committee undertook an evaluation of the Company’s Director compensation program. Taking into account the advice of an independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), the Committee recommended, and the Board approved, certain changes to the Company’s director compensation program for 2018, which were discussed in our definitive Proxy Statement mailed to shareholders in connection with our 2018 Annual Meeting and are reflected in the table above.

The Company paid non-employee Directors an annual $25,000 retainer paid in quarterly installments of $6,250. In addition, each member of the Audit Committee received an annual fee of $10,000 paid in quarterly installments of $2,500 and the Chair of that Committee received an annual fee of $20,000 paid in quarterly installments of $5,000 (in lieu of the committee fee). Each member of the Nominating and Corporate Governance Committee, Compensation Committee or Credit Oversight Committee received an annual fee of $7,000 paid in quarterly installments of $1,750; the Chair of each of those Committees received an annual fee of $10,000 paid in quarterly installments of $2,500 (in lieu of the committee fee). Each member of the Qualified Plans Investment Review Committee received an annual fee of $3,000 paid in quarterly installments of $750 and the Chair of that Committee received an annual fee of $4,500 paid in quarterly installments of $1,125 (in lieu of the committee fee). All non-employee Directors’ fees paid for service on the Board were paid in cash or, if a valid election was made by the Director prior to January 1, 2018, such Directors’ fees were deferred pursuant to (i) the Retainer Plan or (ii) pursuant to a Deferred Compensation Agreement. In addition to these fees, Directors were eligible to receive equity awards granted pursuant to the Company’s 2009 Equity Plan, though none were issued to Directors during fiscal 2018.

In lieu of any retainer, and/or committee fees (including the subsidiary Board retainer fees described below), an annual retainer was paid in deferred stock to Thomas R. Rochon in 2018 for his service as Chairman of the Tompkins Financial Corporation Board of Directors, as well as his service on the Board of our Mahopac Bank subsidiary, in the amount of $112,400 paid in quarterly installments of $28,100. Effective January 1, 2018, in lieu of any committee fees (including the subsidiary Board retainer fees described below), James W. Fulmer received $75,000 paid in quarterly installments of $18,750 for his service as Vice Chairman of the Board and Chair of the Credit Oversight Committee, as well as his service on the Boards of our Mahopac Bank, VIST Bank, Bank of Castile, and Tompkins Insurance Agencies subsidiaries.

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Subsidiary Board and Committee Service Compensation

With the exception of Thomas R. Rochon and James W. Fulmer, who are paid the annual retainers described above, non-employee members of the Company’s Board of Directors who also sit on our subsidiary Boards receive the following annual fees in quarterly installments:

Tompkins Bank of Castile

Name	Board Retainer Fee	Board Loan Committee Retainer Fee
	($)	($)
Battaglia	18,000	5,000
Fulmer	—	—
Yunker	18,000	5,000

Tompkins Mahopac Bank

Name	Board Retainer Fee	Board Chair Retainer Fee	Board Loan Committee Chair Retainer Fee
	($)	($)	($)
Fulmer	—	—	—
Rochon	—	—	—
Spain	18,000	3,000	7,500

Tompkins Trust Company

Name	Board Retainer Fee	Bank Loan Committee Chair Retainer Fee
	($)	($)
Alexander	18,000	—
Fessenden	18,000	7,500
Henry	18,000	—

Tompkins VIST Bank

Name	Board Retainer Fee	Bank Chair Retainer Fee	Board Loan Committee Retainer Fee
	($)	($)	($)
Fulmer	—	—	—
Johnson	18,000	—	—
Milewski	18,000	—	5,000
Weber	18,000	3,000	—

Timing and Manner of Payment of Director Compensation

All retainer and other fees for service on the Company’s Board, as well as service on the Board of Directors of one or more of our subsidiaries, are payable quarterly, either in cash or, if a timely election is made by the Director, in stock pursuant to the Retainer Plan. Non-employee Directors may also elect to receive compensation in deferred cash pursuant to a Deferred Compensation Agreement. If a Director elects to receive deferred stock compensation under the Retainer Plan, his or her fees are transferred to a Rabbi Trust. The trustee acquires shares of common stock pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan. A Director has no rights in or to the shares of common stock held in the Rabbi Trust until distribution is made in accordance with the Retainer Plan. An aggregate of 4,271 shares of common stock was acquired by the Rabbi Trust under the Retainer Plan in 2018, representing Board and committee fees and retainers paid and expensed in 2018.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which reflect many of the Company’s long-standing practices, in order to strengthen our commitment to corporate governance best practices. A copy of the Guidelines is posted in the “Corporate Governance” section of our website (www.tompkinsfinancial.com). The Guidelines summarize the Company’s corporate governance practices and procedures, and the following issues, in addition to others, are covered in the Guidelines: board size; director independence; chairman independence; director retirement; director resignation following a change in job responsibility; director candidate identification and nomination; director common stock ownership; responsibilities of directors; meeting attendance; executive sessions of independent directors; Board committees; succession planning and management evaluation; director education; failure to receive a majority of votes cast; board assessments and pledging/hedging policy. Under the Company’s pledging/hedging policy, as included in the Guidelines. Directors and executive officers (including their designees) are prohibited from, directly or indirectly, (1) pledging a significant number of the Company’s equity securities, or (2) hedging. “Hedging”, for purposes of the policy, includes engaging in any transaction, including the purchase of prepaid variable forward contracts, equity swaps, collars, exchange funds, put options and forward-sale contracts, which hedges or offsets, or which is designed to hedge or offset, any decrease in the market value of the Company’s equity securities. (a) granted to such person as part of his or her compensation by the Company; or (b) held, directly or indirectly, by such person. Our Nominating and Corporate Governance Committee periodically reviews the Guidelines and, as necessary or appropriate, recommends changes to the Guidelines.

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Board and Director Assessments

The Board, under the leadership of the Nominating and Corporate Governance Committee, conducts annual self-evaluations to determine whether the Board and its committees are functioning effectively and in the best interests of the Company and its shareholders. Through this process, the Board also assesses Board composition by evaluating the qualifications, skills and experience of the Directors on the Board. As part of this annual self-assessment, Directors are able to provide feedback on the performance of other Directors. A summary of the results of the Board self-assessment and the individual self-assessments are reviewed by the Nominating and Corporate Governance Committee and the Board.

Shareholder Communications with Directors

Shareholders may communicate with the Company’s Board of Directors by writing to the following address: Board of Directors, Tompkins Financial Corporation, P.O. Box 460, Ithaca, New York 14851. All such communications from shareholders will be reviewed by the Chairman of the Board or the Chairman of the Nominating and Corporate Governance Committee, each of whom is an Independent Director, and, if s/he determines that a communication should be reviewed by the full Board, it will be presented to the Board for review and consideration.

Policy Regarding Director Attendance at Annual Meetings; Annual Meeting Attendance

The Board strongly encourages the attendance of all Directors at Annual Meetings of Shareholders. The Annual Meeting of Shareholders for fiscal 2017 was held on May 8, 2018 and all of the Company’s Directors were in attendance except for Michael H. Spain who was excused for medical reasons.

Code of Ethics

The Board has adopted the Tompkins Financial Corporation Code of Ethics for the Chief Executive Officer and Senior Financial Officers which applies to the Company’s Chief Executive Officer and Chief Financial Officer (who also serves as our principal accounting officer). A copy of the Code of Ethics is available in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Company will post material amendments to or waivers from the Code of Ethics for the Chief Executive Officer and Senior Financial Officer at this location on its website.

Board Leadership Structure, Risk Oversight and Director Education

Presently, the roles of Chief Executive Officer and Chairman of the Board are separate, as the Board feels this model offers advantages of including additional input and a range of prior experience within our leadership structure. However, no single leadership model is right for the Company at all times, and the Board does not have a policy that these roles will always be separate. The Board recognizes that other leadership models can be appropriate for the Company, given different circumstances.

The Board has an active role, both at the full Board and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding Cybersecurity, asset quality, capital, securities portfolio, liquidity, operations and other matters, as well as the risks associated with each. The Compensation Committee oversees risks associated with compensation arrangements and the Audit/Examining Committee oversees management of Cybersecurity and financial risks. The Board’s role in the risk oversight process has not directly impacted its leadership structure.

The Board is committed to ongoing director education. Our Nominating and Corporate Governance Committee maintains a list of pertinent topics, including topics on which our Directors have specifically requested additional information, and a different topic is typically covered at each Board meeting. In addition, Directors connect professional experiences and development or training opportunities from their full-time occupations, where relevant, to their work on the Board. These experiences are shared with fellow Directors.

Risk and Influence on Compensation Programs

The Board’s Compensation Committee also considers risk and its influence on the Company’s compensation programs. This Committee reviews each compensation element individually and in the aggregate to ensure that the overall compensation program provides a balanced perspective that ultimately aligns pay with performance while also ensuring bonus / incentive programs do not motivate inappropriate risk-taking. Since the bonuses are discretionary, the Committee has the ability to reduce bonus amounts should it be determined that certain actions or practices by the executive officers are promoting unnecessary or excessive risk. Equity award levels and practices are set to foster shared interests between management and shareholders, but are not considered by the Committee to be at levels that would drive inappropriate behavior. In the Committee’s judgment, the compensation policies and practices of the Company do not give rise to material risks.

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The Board has also adopted a “clawback” policy which provides for the recoupment of certain compensation paid to our executive officers in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, as described in more detail under the heading “Compensation Forfeiture & Recovery” on Page 20. In addition, the Tompkins Financial Corporation 2019 Equity Incentive Plan, which we are asking shareholders to approve at the Annual Meeting, allows the Compensation Committee to specify in any award agreement that the participant’s rights under an award are subject to alteration or reduction upon the occurrence of certain events, including, but not limited to, a breach of restrictive covenants or conduct that is detrimental to the business or reputation of the Company.

In addition, we are subject to guidance issued by our primary banking regulators designed to ensure that incentive compensation arrangements at banking organizations appropriately tie rewards to longer-term performance and do not undermine the safety and soundness of the firm or create undue risks to the financial system.  This guidance embodies three core principles which are: (1) incentive compensation arrangements at a banking organization should provide employees incentives that appropriately balance risk and financial results in a manner that does not encourage employees to expose their organizations to imprudent risks; (2) these arrangements should be compatible with effective controls and risk management, and (3) these arrangements should be supported by strong corporate governance, including active and effective oversight by the organization’s board of directors.  We believe that our incentive compensation programs are in compliance with this guidance.

Affirmative Determination of Director Independence

A majority of the Board of Directors, and all members of the Audit/Examining Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent, as affirmatively determined by the Board, consistent with the criteria established by NYSE American and as required by our Bylaws.

The Board has conducted an annual review of director independence for all nominees for election as Directors. During this review, the Board considered transactions and relationships during the preceding three years between each Director or nominee or any member of his or her family and the Company, and its executive officers, subsidiaries, affiliates and principal shareholders, including those transactions and relationships described below under “Transactions with Related Persons.” The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that the Directors identified as “Independent” in the table on Page 3 meet the standards of independence described above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information, as of March 12, 2019, with respect to the beneficial ownership of our common stock by: (1) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (2) each Director and nominee; (3) each executive officer named in the Summary Compensation Table, below; and (4) all executive officers and Directors as a group. Except as otherwise indicated, each of the shareholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

	Common Stock Ownership
Directors, Nominees and Executive Officers	Phantom Stock Held in Deferred Trust(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Class(2) (3)
John E. Alexander++	16,205	45,897	(4)	**
Paul J. Battaglia++	9,073	4,407	(5)	**
David Boyce*	—	27,612	(6)	**
Daniel J. Fessenden++	3,579	1,295		**
Francis M. Fetsko*	—	29,841	(7)	**
James W. Fulmer++	—	80,549	(8)	**
Scott Gruber*	—	16,772	(9)	**
Gregory J. Hartz*	—	29,618	(10)	**
Susan A. Henry+	4,657	3,153		**
Patricia A. Johnson++	2,937	133		**
Frank C. Milewski++	—	18,294		**
Thomas R. Rochon++	12,276	236	(11)	**
Stephen S. Romaine*++	—	101,866	(12)	**
Michael H. Spain++	7,118	175,584	(13)	1.15%
Jennifer R. Tegan+++	695
Alfred J. Weber++	3,161	10,789		**
Craig Yunker++	5,534	22,875		**
All Directors and executive officers as a group (24 persons)	65,235	701,976		3.98%

___________

*	Named Executive Officer

+Currently a Director of the Company

++	Currently a Director of the Company and a Director Nominee
+++	A Director Nominee
**	Less than 1 percent
(1)	Each share of phantom stock is the economic equivalent of one share of common stock. Phantom stock represents deferred stock compensation under the Retainer Plan. These shares are held in a deferred trust account (the “Rabbi Trust”) pending distribution upon the occurrence of certain events specified in the Retainer Plan. The Director has no voting or investment power over the shares prior to such distribution. The shares of common stock held in deferred trust accounts for non-employee Directors are voted by Tompkins Trust Company (the “Trust Company”) as trustee of the Rabbi Trust.
(2)	Does not include shares of phantom stock held in the Rabbi Trust.
(3)	The number of shares beneficially owned by each person or group as of March 12, 2019, includes shares of common stock that such person or group had the right to acquire on or within 60 days after March 12, 2019, including, but not limited to, upon the exercise of options. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 15,317,251 shares of common stock outstanding and entitled to vote on March 12, 2019 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after March 12, 2019. The percentages listed in this column do not include shares acquired pursuant to the Retainer Plan and held in the Rabbi Trust; Directors have no voting or investment power with respect to such shares. For a more detailed discussion of the Retainer Plan, refer to “Timing and Manner of Payment of Director Compensation”, Page 10. For a description of the vesting provisions for the restricted stock referenced in the footnotes below, see the “2018 Outstanding Equity Awards at Fiscal Year-End” table, below.
(4)	Includes 578 shares owned by Mr. Alexander’s spouse.
(5)	Shares owned by Mr. Battaglia’s spouse.
(6)	Includes 3,050 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,669 shares of restricted stock, and 720 shares that Mr. Boyce may acquire by exercise of options exercisable at March 12, 2019 or within 60 days thereafter.
(7)	Includes 8,641 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,859 shares of restricted stock, and 6,116 shares that Mr. Fetsko may acquire by exercise of options exercisable at March 12, 2019 or within 60 days thereafter.
(8)	Includes 36,155 shares held by Mr. Fulmer’s spouse.
(9)	Includes 4,217 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,669 shares of restricted stock, and 1,479 shares that Mr. Gruber may acquire by exercise of options exercisable at March 12, 2019 or within 60 days thereafter.
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(10)	Includes 6,950 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,669 shares of restricted stock, and 720 shares that Mr. Hartz may acquire by exercise of options exercisable at March 12, 2019 or within 60 days thereafter.
(11)	Includes 13 shares owned by Dr. Rochon’s spouse as Custodian for each of their two sons.
(12)	Includes 13,234 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 18,119 shares of restricted stock, and 43,746 shares that Mr. Romaine may acquire by exercise of options exercisable at March 12, 2019 or within 60 days thereafter.
(13)	Includes Mr. Spain’s indirect ownership of 42,071 shares as Trustee for Christina Bass Spain.

As of March 12, 2019, no person or group was known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, except as follows:

Name and Address of Beneficial Owner	Phantom Stock Held in Deferred Trust		Shares of Common Stock Beneficially Owned	Percent of Class
Tompkins Trust Company in the fiduciary capacity indicated:(1)
Executor, Trustee or Co-Trustee	577,266	(2)		3.77%
Agent or Custodian	826,663	(3)		5.40%
Tompkins Trust Company in the fiduciary capacity indicated (Plan shares held in custody by Prudential Investment)
Trustee for the Tompkins Financial Employee Stock Ownership Defined Contribution and Investment & Stock Ownership Plans	868,645	(4)		5.67%
BlackRock, Inc.(5)
55 East 52nd Street, New York, NY 10055			1,952,402	12.08%
The Vanguard Group(6)
100 Vanguard Blvd., Malvern, PA 19355			1,555,328	10.18%

___________

(1)	The Trust Company’s address is P.O. Box 460, Ithaca, New York, 14851.
(2)	Represents shares held in a fiduciary capacity as executor, trustee or co-trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary.
(3)	Represents shares held as agent or custodian with the voting power retained by the owner.
(4)	Represents shares held and administered by Prudential Investment Management Services, LLC, of which 684,714 shares, or 4.47% of the outstanding shares (calculated as described above), are held by the Company’s Employee Stock Ownership Plan; and 183,931 shares, or 1.20% of the outstanding shares (calculated as described above), are held by the Company’s Investment & Stock Ownership Plan and Defined Contribution Plan. All such shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares, and as a result these shares are not voted by the Trust Company, which serves as Trustee for these plans.
(5)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. for itself and on behalf of its subsidiaries named therein on January 31, 2019 (reporting sole voting power with respect to 1,915,326 shares and sole dispositive power with respect to 1,952,402 shares).
(6)	This information is based on a Schedule 13G/A filed by The Vanguard Group for itself and on behalf of its subsidiaries named therein on February 12, 2019 (reporting sole voting power with respect to 14,761 shares, shared voting power with respect to 2,278 shares, sole dispositive power with respect to 1,539,489 shares, and shared dispositive power with respect to 15,839 shares).
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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

It is the position of the Compensation Committee and the Board of Directors that Tompkins Financial Corporation has long operated within the spirit of the guidance provided by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations. Management and the Board have been careful to avoid many of the risks of incentive programs, choosing to reward proven results on a discretionary basis as opposed to tying payments to any particular metric. The result is that no individual or group is incentivized to take unnecessary risk with respect to a customer, the organization or our shareholders. We believe that these efforts are supported by an effective risk management system and strong corporate governance.

The Board of Directors has delegated to the Compensation Committee (the “Committee”) the responsibility for determining or recommending to the Independent Directors of the Board the compensation of the Company’s executive officers, including the executive officers identified in the Summary Compensation Table (the “Named Executive Officers”).

The Company has continued to exhibit strong recent financial performance relative to its peer group. In recognition of Company financial performance and the contributions made by the Named Executive Officers in 2017 and 2018 the following compensation actions were approved:

●	Merit Increases. Effective April 2018, most of the Company’s executives received salary rate increases, including all of the Named Executive Officers.
●	Cash Bonuses. In February 2019, cash bonus awards were paid to many senior officers of the Company, including all of the Named Executive Officers.
●	Long-Term Equity-Based Awards. The Committee uses discretion in determining the frequency of awards and generally considers awards every 12 months. In November 2018, a number of executives received long-term equity based awards. Among this group were the Named Executive Officers who received shares of restricted stock.

These decisions as well as the Committee’s process in making compensation recommendations are described below.

Compensation Philosophy and Objectives

The primary goal of the Committee is to offer executive compensation that is fair and reasonable, consistent with the Company’s size and the compensation practices of the financial services industry generally. Key objectives of the compensation package are to attract, develop, and retain high caliber executives who are capable of maximizing the Company’s performance over the long-term for the benefit of its shareholders. The Committee rewards long-term value creation, and avoids an emphasis on short-term metrics, such as annual fluctuations in our stock price. The Board and the Committee maintain full discretion over the components and payment of compensation in order to preserve the flexibility necessary to ensure the Board’s ability to act in the Company’s best interests.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a significant factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer, chief financial officer, or any of the three other highest paid executive officers. In 2018, the Company was unable to deduct $240,848 in executive compensation expenses, which amount exceeded the Section 162(m) limitation. This Section 162(m) limitation on deductibility had historically excluded performance-based compensation (which remained deductible) but, with the passage of the Tax Cuts and Jobs Act of 2017, generally, performance-based compensation is no longer excluded from the calculation of this Section 162(m) limitation applicable to compensation earned on and after January 1, 2018. The Committee will continue to monitor the potential impact of the changes to Section 162(m) and the Company’s ability to deduct executive compensation.

While the tax impact of any compensation arrangement is one factor to be considered, that impact is evaluated in light of the Committee’s overall compensation philosophy and objectives. One of the Committee’s goals is to maximize the deductibility of executive compensation. However, the Committee retains the discretion to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. Accordingly, the Committee may award compensation to the executive officers that is not fully deductible if it determines the compensation is consistent with its philosophy and is in the Company’s and its shareholders’ best interests. Section 409A of the Internal Revenue Code imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives.

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The Company values equity incentive awards under FASB ASC Topic 718. More information regarding the application of ASC Topic 718 by the Company may be found in Note 12 (Stock Plans and Stock Based Compensation) to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Compensation Committee and Process

Role of the Compensation Committee, Management, and Consultants

The Committee is responsible for general oversight of personnel policies for the Company and its subsidiaries, including review and administration of: non-qualified deferred compensation; administrative and non-fiduciary aspects of retirement and supplemental executive retirement plans; long-term equity compensation; and executive compensation plans. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE American Rule 805(c). The Independent Directors, under the leadership of our independent Chairman, are responsible for establishing the annual performance goals and objectives of the Chief Executive Officer and evaluating his performance in light of such goals and objectives. The Committee makes recommendations concerning the compensation of our Chief Executive Officer, and those recommendations are reviewed and approved by our Independent Directors. The Committee reviews the competitiveness of the Company’s compensation programs and also oversees the succession planning process for executive officers, other than the Chief Executive Officer, for whom succession planning is conducted at the full Board level. The Committee also discusses and considers the results of the shareholders’ advisory vote on the compensation paid to our Named Executive Officers. As permitted by law and by the rules of the NYSE American, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Executive officers do not play a role in determining their own compensation decisions, but they are called on to make recommendations concerning those individuals that report to them.

The Compensation Committee has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.  In 2018 the Committee retained the services of Pearl Meyer and Partners, LLC (“Pearl Meyer”) to advise the Committee in the creation of the 2019 Equity Incentive Plan. Pearl Meyer provided guidance regarding key terms and provisions, calculation of burn rate and overhang, review of peer group practices and calculation of the share reserve recommendation. In 2017, the Committee had engaged Pearl Meyer to review the group of peer financial institutions used for benchmarking purposes and make recommendations to add or remove institutions as appropriate. Accordingly, the Compensation Committee made several changes to this peer group during 2017, and chose to use substantially the same peer group as a reference point for 2018 compensation decisions for our Named Executive Officers.

The Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and exchange requirements, and has concluded that no conflict of interest exists that would impair Pearl Meyer’s ability to independently represent the Compensation Committee.  The Company made this determination based on its receipt of representations from Pearl Meyer addressing its independence, including the Pearl Meyer employees involved in the engagement, which addressed the following factors: (1) other services provided to us by Pearl Meyer; (2) fees paid by the Company as a percentage of Pearl Meyer’s total revenue, which were less than 1% of Pearl Meyer’s total revenue for 2018; (3) policies and procedures maintained by Pearl Meyer that are designed to prevent a conflict of interest; (4) the absence of any business or personal relationships between Pearl Meyer, including its employees involved in the engagement, and any member of the Compensation Committee; (5) the fact that no Company stock is owned by Pearl Meyer or any of its employees involved in the engagement; and (6) the absence of any business or personal relationships between our executive officers and Pearl Meyer.  In addition, the Company confirmed the content of Pearl Meyer’s responses to items (4) and (6) above directly with the Company’s directors and executive officers.

Process of Determining Named Executive Officer Compensation

In furtherance of its objective to attract, develop and retain high caliber executives who are capable of maximizing the Company’s performance for the benefit of its shareholders, the Committee periodically compares its compensation levels, practices, and financial performance to survey and publicly available data for a group of banking institutions of similar size, geographic market or structure. In years when a compensation consultant has been retained for this purpose, the committee utilizes the peer group identified by the consultant.

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Toward that end, the Committee utilized information from the publicly filed proxy statements of the following companies for benchmarking purposes when considering the 2018 Base Salary component of compensation of its Chief Executive Officer and the other Named Executive Officers (the below group referred to as the “Peer Group”). This Peer Group was developed with the assistance of Pearl Meyer, as described in more detail on the previous page, under the heading “Role of the Compensation Committee, Management, and Consultants”:

1st Source Corp	Lakeland Bancorp Inc
Brookline Bancorp Inc	Lakeland Financial Corp
Century Bancorp Inc	NBT Bancorp Inc
Community Bank System, Inc.	Park National Corp
ConnectOne Bancorp Inc	S&T Bancorp Inc
Eagle Bancorp Inc	Sandy Spring Bancorp Inc
First Commonwealth Financial Corp	Towne Bank
First Financial Bancorp	Union Bankshares Corp
First Merchants Corporation	Univest Corp of Pennsylvania
Flushing Financial Corp	Washington Trust Bancorp Inc
Independent Bank Corp

The Committee believes that a certain level of discretion is appropriate in determining the Named Executive Officers’ compensation. Information from comparative groups is only one factor in the Committee’s assessment of appropriate compensation levels, policies, and practices. The Committee does not have a formal policy of targeting a certain percentile of the market data or using market data to establish the mix of compensation (including the allocation between cash and non-cash compensation and short and long-term equity compensation). The Committee also does not have a formal policy regarding the relationship between compensation levels provided to the Chief Executive Officer and other Named Executive Officers. Presently, there is not a generally accepted calculation methodology for realizable pay, nor has such disclosure been mandated. Because many different metrics currently exist, creating substantial differences in how these measures are calculated and reported by different companies, the Committee has determined not to provide realizable pay calculations at this time.

For fiscal 2018, the Committee considered a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer. The 2017 annual performance factors were considered for the purpose of determining 2018 merit increases to base salary while the 2018 annual performance factors were used to determine executive bonuses earned for 2018 and paid in 2019.

The Company’s net income as compared to the Company’s internal targets (in thousands of dollars):		Actual (Adj.)(1)	Target	% Variance
	2018	81,996	82,481	-0.59%
	2017	67,438	63,067	6.93%

		Actual (Adj.)(1)	% Change from prior year
Earnings per share (diluted EPS):	2018	$5.33	20.59%
	2017	$4.42	13.04%

The Company’s return on equity (ROE), as ranked in the Federal Reserve Bank Holding Company (Performance Report for its peer group):		Actual (Adj.)(1)	Ranking(2)
	2018	13.88%	81st percentile
	2017	11.68%	55th percentile

The Company’s return on assets (ROA), as ranked in the Federal Reserve Bank Holding Company Performance Report for its peer group as of December 31st:		Actual (Adj.)(1)	Ranking(2)
	2018	1.23%	54th percentile
	2017	1.06%	32nd percentile

The Company’s total return as compared to KBW Regional Banking Index over the following time periods (Annual Equivalent), as of December 31, 2018:		1 Year	5 Year	10 Year
	TMP	-5.51%	10.89%	6.85%
	KBW Index	-17.40%	4.87%	6.49%

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(1)	The enactment of the Tax Cuts and Jobs Act (the “2017 Tax Act”) required companies to revalue and reassess deferred tax assets and liabilities reflecting the new federal income tax rate, which resulted in a one-time, non-cash write-down of net deferred tax assets of $14.9 million in the fourth quarter of 2017. Because the Committee chooses to reward proven results on a discretionary basis, as opposed to tying payments to any particular metric, the Committee may consider adjustments to reported (GAAP) net income for purposes of determining executive compensation. The Committee considers such adjustments
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when, in the Committee’s judgment, the reported (GAAP) net income included unusual or one-time items that do not fairly reflect the Company’s financial performance in a given year. Due to the unanticipated impact of these quantitative performance factors which are outside of the control of the Named Executive Officers, and the fact that this write-down did not occur as a result of the Company’s performance or operating activities, the Committee excluded the impact of the Tax Act from its consideration of merit increases for 2017. The Committee accordingly chose to adjust the Company’s reported net income for 2017 of $52.5 million to $67.4 million for purposes of calculating the performance factors in the table above

(2)	The Company’s ranking for 2017 is based on actual (non-adjusted) earnings, and thus reflects a non-recurring charge of $14.9 million, attributable to the write-down of the net deferred tax assets described above; it should also be noted that the peer group referred to in this table differs from the “Peer Group” described under “Process of Determining Named Executive Officer Compensation” above and is instead derived from the Federal Reserve Board data for bank holding companies with assets between $3.0 billion and $10.0 billion as of December 31, 2018.

The Committee factored the Company’s strong operating results into its 2018 compensation decisions. With respect to individual performance, the measure of individual performance is determined by comparing the individual’s overall performance for the year with the individual’s performance goals that are, in the case of Mr. Romaine, established by the Compensation Committee at the beginning of the year and, in the case of the other Named Executive Officers, established by Mr. Romaine (and discussed with the Compensation Committee), at the beginning of the year. The Compensation Committee also has the discretion to reward achievements that are not the subject of any pre-established goals. The Committee determined that each of the named executive officers performed well against their respective individual performance goals in 2018, and this is reflected in the compensation decisions described in this Compensation Discussion and Analysis. The Committee believes that the total compensation provided to the Company’s executive officers is competitive, and that the Company’s compensation practices for fiscal 2018 were appropriate.

Consideration of Say-on-Pay Results

An advisory vote on executive compensation was also held in 2018, and the shareholders adopted a resolution approving, on an advisory basis, the compensation paid to our Named Executive Officers by an affirmative vote in excess of the majority percentage required. Because the vote was advisory, it was not binding upon the Board or Committee; however, the Committee values the input of our shareholders and took into account the outcome of the vote when considering 2018 executive compensation arrangements. At the Annual Meeting, shareholders are again being asked to approve, on an advisory basis, the compensation paid to our Named Executive Officers. See “Proposal No. 3 – Advisory Vote on Executive Compensation”, below.

Components of Compensation

The major components of the Company’s executive officer compensation are: (i) base salary, (ii) annual bonus, (iii) long-term, equity-based awards, and (iv) retirement and other benefits.

Base Salary. The Company’s base salary program is designed to recognize the roles and responsibilities of executive officers’ positions and their performance in those roles. The Committee annually reviews the salaries of the Company’s executives. When setting base salary levels for recommendation to the Independent Directors on the Board, the Committee considers (a) competitive market conditions for executive compensation, (b) the Company’s performance and (c) the individual’s performance. The Company’s performance is measured by the Company’s strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on shareholders’ equity for the year. Although the Committee considers year-to-year changes in stock price in its evaluation of overall Company performance, the Committee does not use this criterion on an individual level because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer’s operational responsibility in comparison to targeted performance criteria.

The Company maintains a common anniversary date for the merit review process, and related increases in compensation rates occur in April. Following an analysis of the factors described in the preceding paragraph, most of the Company’s executives received salary rate increases at this time, including all of the Named Executive Officers. Mr. Romaine’s annual salary rate was increased to $645,000 representing an increase of 5.2%. Messrs. Fetsko, Gruber, Boyce and Hartz received annual salary rate increases to $412,000 (+3.0%), $360,000 (+3.5%), $328,000 (+3.1%), and $296,000 (+3.1%) respectively.

Annual Bonus. The Company chooses to pay annual cash bonuses in order to motivate executives to work effectively to achieve the Company’s financial performance objectives and to reward them if objectives are met. The Board maintains full discretion in the payment of bonuses in order to preserve the flexibility necessary to ensure its ability to act in the Company’s best interests. In determining annual bonus amounts, the Committee rewards long-term value creation, and avoids an emphasis on short-term metrics, such as annual fluctuations in our stock price. The Compensation Committee considers a number of quantitative and qualitative performance factors to evaluate the performance of the Named Executive Officers. These performance factors include, but are not limited to: (i) achievement of individual goals; (ii) contribution to business unit results; and (iii) contribution to corporate results measured by (a) the Company’s net income as compared to the Company’s internal targets, (b) increases in earnings per share of the Company’s common stock for the latest 12 months, (c) the Company’s return on assets, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile), and (d) the Company’s return on equity, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile). In February 2019, bonus awards were paid to several executives of the Company, including all of the Named Executive Officers. In 2018, the Committee had engaged Pearl Meyer to provide an executive compensation study, and the Committee considered this study in making its determinations regarding bonus award amounts for 2018 results, among the other factors described in this Compensation Discussion and Analysis. These bonus awards were also reflective of individual performance and the Company’s strong operating results in 2018. Mr. Romaine received a bonus of $304,000 and Messrs. Fetsko, Gruber, Boyce and Hartz received bonuses of $152,400, $110,900, $109,100, and $95,800 respectively. Mr. Romaine’s bonus was based upon the effectiveness of his leadership, the number of important accomplishments of the Company during 2018, and the other performance factors described above.

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Long-Term, Equity-Based Awards. The Company chooses to award equity-based compensation because such grants (1) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (2) give executives a significant, long-term interest in the Company’s success and (3) help retain key executives in a competitive market for executive talent. While the Committee recognizes that the executives of the Company can exert very little influence on short-term fluctuations in stock price, the Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Equity awards are granted based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company’s strategic goals and objectives. The Committee has traditionally authorized grants vesting over five or more years to encourage retention of executives. This practice means that at any time there are a significant number of awards granted that are not vested and therefore not exercisable and/or transferable.

We maintain the Tompkins Financial Corporation 2009 Equity Plan, a shareholder-approved plan that gives the Company flexibility in the types of equity grants awarded in order to align executive and shareholder interests. A total of 1,602,000 shares have been authorized for issuance under the 2009 Equity Plan. Of this amount, 671,073 remained available for granting as of December 31, 2018. This Plan will expire in 2019 and a successor plan – the Tompkins Financial Corporation 2019 Equity Incentive Plan – has been recommended by our Board for approval by our shareholders, as more fully described in Proposal No. 2. If this successor plan is adopted by our shareholders at the 2019 Annual Meeting, no further awards will be made under the 2009 Equity Plan. For a more detailed discussion of the profit sharing component pursuant to our ISOP, and other deferred compensation and retirement plans, please see the text accompanying the tables following this section.

The Committee uses discretion in determining the frequency and level of awards. Generally, the Committee will consider market data, including the total economic value and mix of award types utilized by the Peer Group, the Company’s financial performance, and individuals’ performance before deciding whether an award should be made and the number of shares to be granted. In November 2018, a number of executives received long-term equity-based awards. Among that group were the Named Executive Officers, who each received shares of restricted stock. Mr. Romaine received 5,130 shares of restricted stock, and Messrs. Fetsko, Gruber, Boyce and Hartz each received 1,435 shares of restricted stock. Mr. Fetsko received 190 shares of restricted stock in recognition of his work with the Company’s core banking conversion. In determining how to structure the 2018 equity award, the Committee considered the Pearl Meyer Executive Compensation Study. This study included data from the Peer Group and found that members of the Peer Group generally granted equity awards consisting entirely of restricted shares. The Committee considered this market research, as well as the relative merits of other forms of equity awards, and determined that an equity award consisting entirely of restricted stock was most appropriate for 2018. The value of awards to our Named Executive Officers helps to ensure that their compensation levels remain competitive with the levels observed in the Pearl Meyer Executive Compensation Study.

More information about the terms and conditions of these grants is available in the “Grants of Plan-Based Awards” table and related narrative.

Retirement and Other Benefits.

Retirement Plans. The Company maintains several retirement programs that are designed to assist Company employees with their long-term retirement planning. Substantially all Company employees, including the Named Executive Officers, are eligible to participate in the Investment & Stock Ownership (401(k)) Plan (the “ISOP”) and the Employee Stock Ownership Plan (the “ESOP”). The Committee believes that, in addition to providing retirement income, these plans have the added benefit of linking compensation to the Company’s stock performance. The Company also maintains defined contribution and defined benefit pension plans.

Named Executive Officers may also participate in a non-qualified deferred compensation plan and all of our Named Executive Officers are parties to Supplemental Executive Retirement Plan (SERP) Agreements with the Company. These plans provide retirement income that may be limited in the qualified plans due to IRS limitations or are intended to provide additional retirement benefits. The Committee believes that the plans and the level of benefits that are provided are appropriate to promote retention and to recognize and reward long-term service to the Company.

For more information regarding these plans, please refer to the narrative accompanying the “Pension Benefit” and “2018 Non-Qualified Deferred Compensation” tables on pages 26 and 31, respectively, in this Proxy Statement. Information regarding SERP benefits is explained under “Potential Payments upon Termination or Change in Control.”

Post-Retirement Life Insurance. The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers (except Mr. Gruber) are entitled to receive life insurance coverage under this policy.

Life Insurance Benefits. As a part of its comprehensive and competitive approach to compensation, the Company provides life insurance benefits to certain officers of the Company, including all of the Named Executive Officers, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company’s consolidated statements of financial condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company’s consolidated statements of income. The value of premiums paid with respect to such life insurance on behalf of the Named Executive Officers is included as “All Other Compensation” in the Summary Compensation Table.

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Perquisites. Perquisites for the Named Executive Officers are limited to personal use of a Company-owned vehicle. The Committee believes that this limited benefit assists the Named Executive Officers in the performance of their duties by providing convenience in light of the significant demands on our Named Executive Officers’ time, including frequent car travel on business.

Termination of Employment and Change-in-Control Arrangements. The Company does not have employment contracts with the Named Executive Officers. However, the Company is obligated to provide certain payments to the Named Executive Officers upon termination as part of their Supplemental Executive Retirement Plan (SERP) Agreements. Some of these agreements contain severance provisions carried over from previous agreements with acquired companies. In addition, under the Company’s equity incentive plans, outstanding unvested equity awards may fully vest if a Named Executive Officer is terminated in connection with a change of control of the Company. SERP payments, accelerated vesting of equity awards and other benefits due upon termination are explained under the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. These payments/benefits are subject to a “double trigger” as described in greater detail under that section as well.

Compensation Forfeiture & Recovery

The Board has adopted a clawback policy which provides the Company with the right to recover certain compensation paid to our executive officers. The rights provided by this policy are in addition to any other remedies available to the Company under applicable law, policy or agreement, including without limitation those rights described under Section 304 of the Sarbanes Oxley Act. If the Audit Committee determines that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of a covered executive’s misconduct, with any financial reporting requirement under the securities laws, the Compensation Committee may, in its discretion, require such covered executive to reimburse the Company for all or any portion of (1) any bonus or other incentive-based or equity-based compensation received by such covered executive during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requiring an accounting restatement, and (2) any profits realized from the sale of securities of the Company during that 12-month period. A covered executive shall be deemed to have committed “misconduct” if she or he: (A) engages in fraud or willful misconduct; (B) is or becomes actually aware of fraud or willful misconduct but fails to immediately report same to the Audit Committee; or (C) knowingly fails to prevent fraud or willful misconduct. All of our Named Executive Officers are covered executives under this clawback policy.

In addition, the Tompkins Financial 2019 Equity Incentive Plan, which we are asking shareholders to approve at the Annual Meeting, also allows the Compensation Committee to specify in any award agreement with our executives (including our Named Executive Officers) that the executive’s rights under an award are subject to alteration or reduction upon the occurrence of certain events, including, but not limited to, a breach of restrictive covenants or conduct that is detrimental to the business or reputation of the Company. Because this plan has not yet been approved, the Company has not yet entered into any award agreements containing such terms and conditions.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with the management of the Company. Based on the Compensation Committee’s review and discussion, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s 2018 Annual Report on Form 10-K.

Members of the Compensation Committee:

Craig Yunker, Chair

Thomas R. Rochon

John E. Alexander

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Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee are identified above under “Compensation Committee Report.” No member of the Compensation Committee was during fiscal 2018 or before an officer or employee of the Company or any of the Company’s subsidiaries, or had any relationship requiring disclosure under “Transactions with Related Persons” in this Proxy Statement. During 2018, no executive officer of the Company served on the board of directors or compensation committee of any other entity, one of whose executive officers served as a member of the Company’s Board of Directors or the Compensation Committee.

2018 Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer and the next three most highly-compensated executive officers of the Company in the fiscal year ended December 31, 2018. These five officers are referred to as the “Named Executive Officers” in this Proxy Statement.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Stephen S. Romaine	2018	636,385	304,000	386,956	—	—	—	62,100	1,389,441
President & CEO of	2017	605,461	307,000	367,688	—	—	766,637	69,423	2,116,209
Tompkins Financial	2016	577,885	225,000	200,709	22,299	—	395,381	59,951	1,481,225
Corporation

Francis M. Fetsko	2018	408,769	152,400	123,246	—	—	—	45,029	729,624
Executive Vice	2017	357,885	158,000	104,940	—	—	389,676	44,177	1,054,678
President COO &	2016	336,015	98,400	92,818	10,313	—	253,150	39,860	830,556
CFO of the Company

Scott L. Gruber	2018	356,769	110,900	108,242	—	—	103,457	51,677	731,045
President & CEO of	2017	345,173	121,000	104,940	—	—	183,280	55,550	809,943
Tompkins VIST Bank	2016	333,800	96,200	92,818	10,313	—	114,544	50,754	698,429

David S. Boyce	2018	325,308	109,100	108,242	—	—	—	38,603	581,253
President & CEO of	2017	315,577	109,000	104,940	—	—	388,049	41,972	959,538
Tompkins Insurance	2016	306,439	87,100	92,818	10,313	—	222,928	38,577	758,175
Agencies

Gregory J Hartz	2018	293,577	95,800	108,242	—	—	—	62,124	559,743
President & CEO	2017	284,496	98,000	104,940	—	—	286,191	63,878	837,505
of Tompkins	2016	274,654	79,100	92,818	10,313	—	160,461	57,351	674,697
Trust Company

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(1)	These amounts represent cash awards for performance bonuses. Of these amounts, Messrs. Fetsko, Boyce and Hartz deferred 15%, 25%, and 15% respectively, under the Tompkins Financial Corporation Deferred Compensation Plan for Selected Officers.
(2)	Reflects the fair value of the awards at the grant date, in accordance with FASB ASC Topic 718 for financial statement reporting purposes, excluding the effect of estimated forfeitures. For additional information as to the assumptions made in valuation, see Note 12 to the consolidated financial statements filed with the SEC in the Company’s 2018 Annual Report on Form 10-K. Amounts shown in the table do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers.
(3)	Represents awards of stock-settled SARs, which were issued in 2016, but not in 2017 or 2018. For information as to the assumptions made in valuation, see Note 12 to the consolidated financial statements filed with the SEC in the Company’s 2018 Annual Report on Form 10-K.
(4)	This column reflects: 1) changes in pension value under the Tompkins Financial Corporation Retirement Plan (“Pension Plan”), 2) changes in pension value under the Supplemental Executive Retirement Plan, and 3) changes in pension value under the New DB SERP (Messrs. Romaine, Boyce and Fetsko). The amounts included in this column do not represent current cash benefits payable to the Named Executive Officers or the annual cost of these benefits. Rather, these amounts represent the difference between the actuarial present value of each Named Executive Officer’s accrued benefit under the Pension Plan and/or the SERPs at December 31st of the applicable year and at December 31st of the preceding year, using the actuarial assumptions in effect at these respective dates. These amounts may experience significant increases/decreases from year to year due to changes in discount rates and/or mortality tables used to determine present value. The following assumptions were used by the Company’s retirement plan actuaries to calculate the Change in Pension Value from year-end 2017 to year-end 2018.

Discount Rate: Pension plan(s) 4.08% at 12/31/2018, 3.43% at 12/31/2017; SERP(s): 4.16% at 12/31/2018, 3.55% at 12/31/2017. Retirement Plan Mortality: SOA RP2014 rolled back to 2006 with fully generational MP2018 improvements at 12/31/2018; SOA RP2014 rolled back to 2006 with fully generational MP2017 improvements at 12/31/2017.

For 2018, the aggregate change in actuarial present value of accumulated benefits for some of our Named Executive Officers was a negative number due to the significant increase in the discount rate from 12/31/2017 to 12/31/2018. However, applicable SEC rules do not permit us to disclose a negative number in the column. The actual decrease in actuarial present values for 2018 are as follows: Mr. Romaine – ($170,971); Mr. Fetsko – ($29,873); Mr. Boyce – ($117,047); Mr. Hartz – ($3,827). The increase in actuarial present value for Mr. Gruber for 2018 was $103,443.

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This column also includes above-market interest on nonqualified deferred compensation as follows: Mr. Fetsko - $2,291; Mr. Gruber - $14; Mr. Boyce - $2,797; Mr. Hartz - $1,784.

(5)	The year-over-year decrease between 2015 and 2016 for Messrs. Romaine, Boyce and Fetsko is attributable to these executives opting out of the defined contribution retirement plan which is disclosed in this column and commencing participation in the New DB SERP which is disclosed in the Change in Pension Value column. Messrs. Hartz and Gruber have remained in the defined contribution retirement plan and therefore show an increase from 2015 to 2016. The amount in this column also includes: employer matching contributions pursuant to the ISOP and amounts paid pursuant to profit sharing and Supplemental profit sharing as explained in the “Qualified Savings Plans and Profit Sharing” section on page 24; a contribution to the New Defined Contribution SERP (Messrs. Gruber and Hartz); the dollar value of the applicable life insurance premiums paid on the Named Executive Officers’ behalf by the Company; perquisites and other personal benefits or property; interest income on non-qualified deferred compensation.

For Mr. Romaine the amounts were as follows: Company profit sharing contributions to the ESOP, $11,000; Company cash profit sharing, $9,625; supplemental profit sharing $27,104; Company match on salary deferral to the ISOP, $11,000; dollar value of life insurance premiums, $3,203; personal use of Company-owned vehicle, $168.

For Mr. Fetsko the amounts were as follows: Company profit sharing contributions to the ESOP, $11,000; Company cash profit sharing, $9,625; supplemental profit sharing, $10,033; Company match on salary deferral to the ISOP, $11,000; dollar value of life insurance premiums, $976; personal use of Company-owned vehicle, $2,395.

For Mr. Gruber the amounts were as follows: Company profit sharing contributions to the ESOP, $11,000; Company cash profit sharing, $9,625; supplemental profit sharing, $6,133; Company match on salary deferral to the ISOP, $11,000; Company contributions to defined contribution retirement plan, $13,750; personal use of Company-owned vehicle, $169.

For Mr. Boyce the amounts were as follows: Company profit sharing contributions to the ESOP, $11,000; Company cash profit sharing, $9,625; supplemental profit sharing, $3,773; Company match on salary deferral to the ISOP, $11,000; dollar value of life insurance premiums, $1,437; personal use of Company-owned vehicle, $1,768.

For Mr. Hartz the amounts were as follows: Company profit sharing contributions to the ESOP, $11,000; Company cash profit sharing, $9,625; supplemental profit sharing, $1,393; Company match on salary deferral to the 401(k) plan, $11,000; 2015 Defined Contribution Retirement Plan, $14,640; Defined Contribution SERP Plan, $11,072; personal use of Company-owned vehicle, $3,394.

Long-Term Equity-Based Awards and Stock Grants

The Company has maintained the 2009 Equity Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company’s shareholders by facilitating the employees’ ownership of a stock interest in Tompkins Financial Corporation. The Committee believes that an equity plan is in the best interests of the Company and its shareholders since it enhances the Company’s ability to continue to attract and retain qualified Directors, officers and other key employees. The Committee’s practice has been to grant awards to Named Executive Officers under the 2009 Equity Plan on an annual basis.

Each of the Named Executive Officers received an award of restricted stock with a 5-year vesting schedule. This schedule provides for zero percent vesting in year one and 25% vesting in years two through five.

Option/Equity Grants in Fiscal 2018

Grants of Plan-Based Awards

Name	Grant Date	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise or base price of the option awards	Grant date fair value of stock and option awards
		(#)	(#)	($/Sh)	($)
Stephen S. Romaine	Nov. 9, 2018	5,130	n/a	n/a	386,956

Francis M. Fetsko	Feb. 6, 2018	190	n/a	n/a	15,004
	Nov. 9, 2018	1,435	n/a	n/a	108,242

Scott L. Gruber	Nov. 9, 2018	1,435	n/a	n/a	108,242

David S. Boyce	Nov. 9, 2018	1,435	n/a	n/a	108,242

Gregory J. Hartz	Nov. 9, 2018	1,435	n/a	n/a	108,242

The 2009 Equity Plan allows awards at the discretion of the Committee and does not have threshold, target, or maximum amounts payable for performance; therefore, it is not an equity incentive plan as defined under FASB ASC Topic 718 (formerly FAS 123). Stock Awards for the November 9, 2018 grant are valued at the closing market price for our common stock on the NYSE American on November 9, 2018 of $75.43. Mr. Fetsko’s February 6, 2018 grant is valued at the closing market price for our common stock on the NYSE American on February 6, 2018 of $78.97.

The vesting schedule for the 2018 restricted stock awards is as follows: five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five. Holders of time-vested restricted stock received dividends with respect to such shares, as and when dividends are paid on the Company’s common stock, and have voting rights with respect to such shares, during the restricted period.

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Outstanding Equity Awards of Named Executive Officers

The following table shows the aggregate number of unexercised options, stock appreciation rights, and unvested restricted stock awards outstanding as of December 31, 2018 for each of the Named Executive Officers.

2018 Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Year Granted	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Stephen S. Romaine	2018						5,130	384,801
	2017						4,625	346,921
	2016	434	1,300	—	76.90	11/9/2026	1,957	146,795
	2015	1,643	3,192	—	56.29	11/4/2025	2,033	152,495
	2014	3,840	3,690	—	49.22	11/21/2024	2,495	187,150
	2013	4,263	2,007	—	40.60	5/3/2023	1,879	140,944
	2011	10,500	—	—	37.00	8/19/2021
	2009	22,000	—	—	41.71	9/17/2019
Total		42,680	10,189	—			18,119	1,359,106
Francis M. Fetsko	2018						1,625	121,891
	2017						1,320	99,013
	2016	201	601	—	76.90	11/9/2026	905	67,884
	2015	759	1,476	—	56.29	11/4/2025	941	70,584
	2014	1,772	1,703	—	49.22	11/21/2024	1,152	86,412
	2013	2,077	978	—	40.60	5/3/2023	916	68,709
	2011	788	—	—	37.00	8/19/2021
Total		5,597	4,758	—			6,859	514,493
Scott L. Gruber	2018						1,435	107,639
	2017						1,320	99,013
	2016	201	601	—	76.90	11/9/2026	905	67,884
	2015	759	1,476	—	56.29	11/4/2025	941	70,584
	2014	1,772	1,703	—	49.22	11/21/2024	1,152	86,412
	2013	2,077	978	—	40.60	5/3/2023	916	68,709
Total		4,809	4,758	—			6,669	500,241
David S. Boyce	2018						1,435	107,639
	2017						1,320	99,013
	2016	201	601	—	76.90	11/9/2026	905	67,884
	2015	759	1,476	—	56.29	11/4/2025	941	70,584
	2014	591	1,703	—	49.22	11/21/2024	1,152	86,412
	2013	—	978	—	40.60	5/3/2023	916	68,709
	2011	788	—	—	37.00	8/19/2021
Total		2,339	4,758	—			6,669	500,241
Gregory J. Hartz	2018						1,435	107,639
	2017						1,320	99,013
	2016	201	601	—	76.90	11/9/2026	905	67,884
	2015	380	1,476	—	56.29	11/4/2025	941	70,584
	2014	591	1,703	—	49.22	11/21/2024	1,152	86,412
	2013	—	978	—	40.60	5/3/2023	916	68,709
	2011	788	—	—	37.00	8/19/2021
Total		1,960	4,758	—			6,669	500,241

___________

(1)	Options/SARs reported in this column are vested and currently exercisable.
(2)	Options/SARs reported in the table with an expiration date in 2026 have a five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five. All other Options/SARs reported in the table all have a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.
(3)	Restricted stock awards reported in the table that were granted in 2016, 2017 and 2018 have a five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five. All other restricted stock awards reported in the table all have a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.
(4)	Market value for shares of restricted stock that have not vested is calculated using the closing sales price of our common stock on the NYSE American on December 31, 2018 of $75.01.
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Options Exercised and Stock Vested During Fiscal 2018

The following table sets forth information concerning the exercise of options and vesting of shares of restricted stock for each Named Executive Officer during fiscal 2018 and the value realized upon exercise or vesting.

2018 Option Exercises and Stock Vested

	Option Awards(3)		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
	(#)	($)	(#)	($)
Stephen S. Romaine	—	—	3,535	278,179
Francis M. Fetsko	—	—	1,677	132,101
Scott L. Gruber	—	—	1,429	110,627
David S. Boyce	1,546	131,608	1,677	132,101
Gregory J. Hartz	670	58,391	1,677	132,101

___________

(1)	Equal to the difference between the market price of our common stock on the NYSE American at exercise and the exercise price for such equity awards.
(2)	Equal to the market price of our common stock on the NYSE American at vesting multiplied by the number of shares that vested.
(3)	Includes Stock Settled Appreciation Rights (SSARs)

Qualified Savings Plans and Profit Sharing

The Company maintains an Investment & Stock Ownership Plan (the “ISOP”) that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee’s base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee’s contribution up to 3% of the employee’s base pay, and will match 50% of an employee’s additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee’s base pay.

In addition, the ISOP has a profit sharing component. Profit sharing contributions are discretionary contributions determined by the Company’s Board of Directors. A component of these contributions is paid in cash; however, the ISOP allows employees to elect to defer all or a portion of their profit sharing cash component (which deferral is not eligible for matching by the Company). The profit sharing cash component amounts for the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note 5 to that table.

The Company also maintains the Tompkins Financial Corporation Employee Stock Ownership Plan (the “ESOP”), which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of common stock of the Company in order to facilitate stock ownership by employees. Contributions are determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note 5 to that table.

Eligible compensation used to determine profit sharing contributions is limited to the annual IRS mandated compensation limit ($275,000 for 2018). However, the Company provides a “Supplemental profit sharing” cash amount to Named Executive Officers which represents the profit sharing attributable to eligible compensation in excess of the IRS mandated compensation limit under Section 415 of the United States Internal Revenue Code (the “Code Section 415 Limit”).

Retirement Plans

The Company has a defined benefit pension plan, called the Tompkins Financial Corporation Retirement Plan (the “Pension Plan”), which covers substantially all employees of the Company and its subsidiaries employed prior to January 1, 2010. The Pension Plan does not require or allow employee contributions. The assets of the Pension Plan are held in a separate trust and administered by the Qualified Plans Investment Review Committee of the Board.

On January 1, 2010, in order to more effectively control the volatility of plan expense, the Company closed the Pension Plan to new employees and adopted the Tompkins Financial Corporation Defined Contribution Retirement Plan (the “2010 Contribution Plan.”) Under the 2010 Contribution Plan, the Company provides contributions to participating employees based on age and length of service.

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On July 31, 2015, the Pension Plan was frozen; and active participants in this plan ceased to earn an accrued benefit after this date (the “Pension Plan Freeze”). As a replacement plan for these individuals, the Tompkins Financial Corporation 2015 Defined Contribution Retirement Plan (the “2015 Contribution Plan”) was adopted effective August 1, 2015. Under the 2015 Contribution Plan, the Company provides contributions to participating employees based on age and length of service.

The original Supplemental Executive Retirement Plans (the “Original SERPs”) entered into with Messrs. Romaine, Boyce, Fetsko and Hartz provided an annual retirement benefit equal to 75% of their final average earnings, less their benefit under the Pension Plan, less their social security benefit. Due to the Pension Freeze, Messrs. Romaine, Fetsko, Boyce, and Hartz ceased receiving accruals under the Pension Plan and the Pension Plan offset formula no longer worked as the parties originally intended. Accordingly, in 2016, a one-time choice was offered to those Named Executive Officers who had participated in the Pension Plan. Mr. Gruber joined our Company in 2013, at which time the Pension Plan was closed to new participants, and thus Mr. Gruber is not eligible to participate in the Pension Plan. Messrs. Romaine, Fetsko, Boyce and Hartz were offered a choice of one of the following two options:

Option 1 - The executive would discontinue participation in the 2015 Contribution Plan effective with the 2016 plan year and begin participation in the New Defined Benefit SERP (the “New DB SERP”). The New DB SERP is essentially an unsecured promise by the Company to provide executives with the benefit that would have been provided in the Pension Plan had it not been frozen. In addition, the New DB SERP would be adjusted down to account for the contribution that had already been made in the 2015 Contribution Plan for the 2015 plan year.

Option 2 - The executive would continue to participate in the 2015 Contribution Plan. Any contributions to the 2015 Contribution Plan that would bring the total of all contributions to Company sponsored qualified defined contribution plans in excess of the government-mandated annual 415 limit would be made to the New Defined Contribution SERP (the “New DC SERP”). The New DC SERP is essentially an unsecured promise by the Company to provide the executive with any 2015 Contributions Plan contributions that are limited by IRC Section 415 of the code.

On November 9, 2016, the Company entered into the New DC SERP with Messrs. Gruber and Hartz, who are continuing their participation in the DC Plan. The New DC SERP is intended to provide a non-qualified deferred compensation plan to receive Company contributions that cannot be made to the DC Plan due to applicable federal income tax rules which limit the total contributions which can be deferred in a qualified plan in a given plan year. Such contributions will be accumulated in an unfunded, interest-bearing deferred compensation account (the “DC SERP Account”). Messrs. Gruber and Hartz may elect to receive the New DC SERP balance at retirement in one payment or in five or ten annual payments. Upon the executive’s death, the balance of the DC SERP Account will be payable as a lump sum to his or her beneficiary.

On November 9, 2016, Messrs. Romaine, Boyce and Fetsko elected to permanently and irrevocably opt-out of the DC Plan, and instead entered into the New DB SERP with the Company. The New DB SERP is a defined benefit plan that, together with the Amended SERP and the single year of DC Plan participation in 2015, is designed to address the impact of the Pension Plan Freeze. Because the New DB SERP is intended to replace the Pension Plan accruals that were lost when the Pension Plan was frozen, the New DB SERP provisions mirror those in the Pension Plan, which are described below under the heading “Pension Benefits”.

On November 9, 2016, the Company also entered into Amended and Restated Supplemental Executive Retirement Plans (the “Amended SERPs”) with each of the Named Executive Officers, which amended and restated the Original SERPs and are described in further detail below under the heading “Potential Payments upon Termination or Change in Control.”

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The following table provides information with respect to each pension plan that provides for payments or other benefits at, following, or in connection with retirement. This includes a tax-qualified defined benefit plan and a supplemental executive retirement plan, but it does not include defined contribution plans (whether tax-qualified or not).

Pension Benefits

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit	Payments During the Last Fiscal Year
Stephen S. Romaine	Tompkins Financial Corporation Retirement Plan	14.58	$446,353	—
	Amended and Restated Supplemental Executive Retirement Plan	24.83	$3,352,364	—
	Amended and Restated New DB SERP	3.42	$76,519
	Total		$3,875,236	—

Francis M. Fetsko	Tompkins Financial Corporation Retirement Plan	18.75	$899,613	—
	Amended and Restated Supplemental Executive Retirement Plan	22.25	$1,074,684	—
	Amended and Restated New DB SERP	3.42	$148,776
	Total		$2,123,073	—

Scott L. Gruber	Tompkins Financial Corporation Retirement Plan	N/A	N/A	—
	Amended and Restated Supplemental Executive Retirement Plan	5.75	$687,677	—
	Total		$687,677	—

David S. Boyce	Tompkins Financial Corporation Retirement Plan	14.25	$372,784	—
	Amended and Restated Supplemental Executive Retirement Plan	30.00	$1,209,114	—
	Amended and Restated New DB SERP	3.42	$107,290
	Total		$1,689,188	—

Gregory J. Hartz	Tompkins Financial Corporation Retirement Plan	12.92	$406,639	—
	Amended and Restated Supplemental Executive Retirement Plan	16.42	$1,145,648	—
	Total		$1,552,287	—

___________

(1)	Pension Plan service represents service with Tompkins Financial Corporation. This service has been frozen effective July 31, 2015 due to the Pension Plan freeze. Supplemental Executive Retirement Plan service represents service with Tompkins Financial Corporation and any entities acquired by Tompkins Financial Corporation. New DB SERP represents service with Tompkins Financial Corporation following the Pension Plan freeze effective July 31, 2015.

The present value of accumulated benefits shown in the Pension Benefits table above is based on benefits accrued as of December 31, 2018. The amounts reflect the method and assumptions used in calculating our pension liability under U.S. GAAP as of that date, except that (1) each participant is assumed to commence benefits on his or her normal retirement date, and (2) there is no assumed mortality prior to the benefit commencement date. For additional information regarding assumptions used in calculating the value of participant benefits under the Pension Plan and the SERP Agreements, see Note 11 to the consolidated financial statements included in the Company’s 2018 Annual Report on Form 10-K.

The Pension Plan provides a monthly benefit payable at retirement. This benefit is determined by the accumulation of credits which are earned as the participant works for the Company. The credits earned for each plan year are based on the sum of the participant’s age and years of service at the beginning of that plan year. When a participant terminates employment or retires, the credits earned for all plan years are summed and multiplied by the “Average Final Earnings” under the Plan, and the result is then converted into a monthly annuity. This type of plan is often referred to as a “pension equity plan.”

“Average Final Earnings” is the average of the participant’s compensation over the five consecutive Plan Years out of the last ten which produce the highest average. “Compensation” generally consists of total W-2 earnings, less incentive bonuses, fringe benefits and compensation from stock option exercises. A participant is eligible for an unreduced benefit upon the attainment of his or her “Normal Retirement Date,” which is generally the first day of the month following his or her 65th birthday.

A participant’s retirement benefit is fully vested upon the completion of three years of service. Participants are eligible for a reduced benefit upon retirement prior to age 65. Benefits under the Pension Plan are not subject to any reduction for Social Security benefits or other offset amounts. Benefits may be paid in certain alternative forms having actuarial equivalent values.

In addition to the Pension Plan, each of the Named Executive Officers receives retirement benefits under one or more SERP agreements with the Company, as follows:

●	Amended SERPs. For each of the Named Executive Officers other than Mr. Gruber, the Amended SERP provides each executive with supplemental retirement income upon the attainment of age 65 with at least 10 years of service.
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Executives are eligible for a reduced early retirement benefit upon the attainment of age 55 with at least 10 years of service. The benefit is further reduced by 5% for each year the executive officer’s service, as defined in the agreement, is less than 20 years. The retirement benefit is payable monthly until the executive officer’s death and is subject to reduction depending upon the executive officer’s age as of the date of benefit commencement prior to age 65. The SERP benefit formula is 75% of the executive’s “Average Compensation,” minus the participant’s Pension Plan benefit had it not been frozen, minus his or her Social Security benefit. “Average Compensation” is the average of the executive officer’s five highest calendar years of base salary. For Mr. Gruber, the Amended SERP provides supplemental retirement income upon the attainment of age 65, with no eligibility for early retirement. Mr. Gruber’s SERP benefit formula is 25% of his “Average Compensation,” with no reduction for Pension Plan or Social Security benefits. “Average Compensation” is the average of his five highest calendar years of base salary.

●	New DB SERPs. For Messrs. Romaine, Boyce and Fetsko, the New DB SERP is equal to the benefit under the Pension Plan had it not been frozen in 2015 minus the frozen Pension Plan benefit. There is also an additional offset for the partial year contribution the executives received under the 2015 Defined Contribution Plan for the 2015 Plan Year. The New DB SERP is essentially an unsecured promise by the Company to provide executives with the benefit that would have been provided in the Pension Plan had it not been frozen.
●	New DC SERPs. For Messrs. Gruber and Hartz, the New DC SERP benefit is equal to the portion of the 2015 Defined Contribution Retirement Plan benefit that would bring the total of all contributions to Company sponsored qualified defined contribution plans in excess of the Code Section 415 Limit. The New DC SERP benefit equals the sum of Messrs. Gruber’s and Hartz’s benefits under the 2015 Defined Contribution Retirement Plan, ESOP profit sharing, 401(k) contribution and Company match, minus the government mandated limit of $55,000.

Potential Payments upon Termination or Change in Control

On November 9, 2016, the Company entered into Amended SERPs with each of the Named Executive Officers. The primary reason for the Amended SERPs was to address the Pension Plan offset formula in the Original SERPs, which no longer worked as the parties originally intended (see above, under the heading “Retirement Plans”). The following is a summary of the death, disability, severance and change of control benefits under the Amended SERPs:

●	Disability Benefits. The Original SERP provided for full acceleration of vesting and years of service upon the executive’s total and permanent disability. The Amended SERP replaces this “acceleration” feature with a two-tiered disability structure. If the executive is unable to engage in any substantial gainful activity and this is expected to last for a continuous period of at least 12 months, the executive will separate from service with the Company; his or her years-of-service will be frozen as of the date of the disability, and he or she will begin receiving his or her retirement benefit under the Amended SERP at his or her social security normal retirement age. If the executive is unable to perform the duties of his or her job and this is expected to last for a continuous period of at least six months, and the executive separates from service with the Company, his or her years-of-service will be frozen as of the date of the disability, and he will begin receiving his or her retirement benefit under the Amended SERP at the later to occur of his or her attaining age 55 or termination of employment.
●	Change in Control and Severance Benefits. In the event of a change in control, each Named Executive Officer will be deemed to have completed 20 years of service and will be 100% vested in the benefit payable under the Amended SERP. If, within two (2) years following a change in control, the executive officer is terminated, other than for cause, or if the executive officer resigns with Good Reason (described in more detail below), the executive officer is entitled for a period of three years to (a) payment of his or her or her compensation in effect immediately prior to the change in control, but subject to reduction by 20% to 100% depending on the executive officer’s age at the time of his or her termination, (b) the executive officer’s bonus and profit sharing compensation, which will be the average of the executive officer’s bonus and profit sharing compensation earned for the two most recently completed fiscal years of the Company and (c) continuation of all welfare benefits that he or she was participating in immediately prior to the change in control. The Amended SERP updates the definition of “change in control” to more closely align with the safe harbor established by Treasury Regulations §1.409A-3(i)(5). Under the Amended SERP, a change in control generally includes: (i) an acquisition of more than 50% of the Company’s stock; (ii) the replacement of a majority of the Company’s Board of Directors during any 12-month; or (iii) the acquisition of more than 70% of the Company’s assets.

Both the Original SERP and the Amended SERP provide that, in the event of a change in control, the executive will generally be deemed to have completed 20 years of service and will be 100% vested in the benefit payable under the Amended SERP. However, the Amended SERP permits the Compensation Committee of the Company’s Board of Directors to avoid such acceleration by freezing the Amended SERP (a “Retirement Benefit Freeze”), as long as the Retirement Benefit Freeze does not become effective during the two years preceding a change in control.

The Amended SERP continues to provide for “double-trigger” severance benefits in connection with a change in control. The executive will be entitled to benefits if a change in control occurs, and (a) the executive’s employment is thereafter involuntarily terminated without cause, or (b) the executive voluntarily terminates employment for good reason (i) within two years after a change in control, or (ii) in anticipation of a change in control which then occurs within two years after such termination. The amount, form, and calculation method of the severance benefit remains unchanged from the Original SERPs for Messrs. Romaine, Boyce, Fetsko and Hartz; however, for all executives the window during which the occurrence of the “second trigger” (i.e., the termination of employment) that entitles the executive to a severance benefit was shortened from three to two years. In the case of Mr. Gruber, the period of salary continuation following a qualifying termination was increased from two years to three years to be consistent with the benefits payable to the other executives.

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The Amended SERP further provides that if the executive’s employment is involuntarily terminated (other than for cause) at any time, or, for all executives other than Mr. Gruber, the executive voluntarily resigns after reaching age 55 and completing 10 years of service, but prior to his or her designated retirement age in his or her Amended SERP, he or she will be entitled to payment of his or her retirement benefits on his or her designated retirement date, or, in the event of his or her death, his or her spouse will be entitled to payment of the death benefits described in the Amended SERP.

●	Death Benefits. If an executive has elected to receive a joint-and-survivor benefit then, in the event of the executive’s death (i) after retirement, his or her spouse will be paid (monthly) 50% of the executive officer’s annual retirement benefit until the spouse’s death, and (ii) prior to retirement, his or her spouse will be paid (monthly) 50% of the vested portion of the executive officer’s annual retirement benefit until the spouse’s death, provided the spouse survives until the executive officer’s designated retirement age in the Amended SERP.
●	Good Reason and Involuntary Termination. The Amended SERP replaces the definition of “good reason”, for purposes of severance and retirement benefits, to clarify what constitutes a “significant reduction” in the executive’s role or compensation. An executive will have good reason to resign – and it will be treated as an involuntary termination – in the event of (i) a material diminution in base compensation, authority, duties or responsibilities; (ii) a material change in job location; or (iii) a material breach by the Company or its successor of the Amended SERP or any other agreement between the Company and the executive.
●	Retirement Benefit Freeze & Plan Amendments. The Amended SERPs preserve the Compensation Committee’s ability to declare a Retirement Benefit Freeze and to amend, suspend or terminate the Amended SERPs at any time, so long as such action does not reduce a previously-accrued benefit. However, the Amended SERP clarifies, consistent with the parties’ intent in the Original SERP, that (a) a Retirement Benefit Freeze occurring before an executive is vested does not affect his or her ability to retain any benefit he or she had accrued through the date of the freeze, and (b) severance and change in control benefits are deemed accrued upon signing, and are not subject to amendment, suspension or termination without the executive’s consent, except as described above in connection with a Retirement Benefit Freeze.
●	Covenants. The Amended SERP requires that the executive sign a release in favor of the Company to avoid forfeiture of benefits and contain a mutual non-disparagement commitment between the Company and the executive. The Amended SERP confirms that the executive will forfeit all benefits thereunder if he is discharged for cause, or if he or she competes with the Company or solicits the Company’s customers or employees, but in order to better align these covenants with applicable case law, the Amended SERP shortens the noncompetition/nonsolicitation covenant period in the event of involuntary termination (including resignation with good reason) to two years following termination.

Upon termination or a change in control of the Company, our Named Executive Officers are also entitled to certain rights with respect to their equity awards. As described below, these rights may include acceleration of vesting, or additional time periods in which to exercise a vested award.

2009 Equity Incentive Plan. Under the 2009 Equity Plan, if the Company is acquired by another company (the “Acquirer”), and if the Acquirer does not assume the outstanding stock awards or does not substitute equivalent stock awards, then all stock awards will immediately vest and, in the case of restricted performance stock and performance units, the targeted performance criteria will be deemed fully attained as of the effective date of such change in control. Incentive stock options, (“ISOs”) will be adjusted in a manner to preserve such status. If the Company is the surviving corporation following a Change in Control, or if the Acquirer assumes the outstanding options, SARs, restricted stock, restricted performance stock or performance units or substitutes equivalent equity awards relating to the securities of such Acquirer, then all such awards or such substitutes shall remain outstanding and be governed by their respective terms and the provisions of the Amended 2009 Plan. The Amended 2009 Plan provides that, within a two-year period following a Change in Control, if an employee is terminated (without cause) by the Company, or if the employee voluntarily terminates for “good reason,” then all of his or her outstanding awards shall immediately vest and become exercisable. The criteria for “good reason” resignation will be established by the Committee within the parameters of the safe harbor of Code Regulation 1.409A-1(n)(2) for “Separations from service for good reason.” The safe harbor conditions include material reduction in salary or responsibilities, a job relocation involving a substantial distance, and certain other materially adverse changes. An employee who voluntarily terminates employment without good reason following a Change in Control will not be entitled to accelerated vesting.

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Under the 2009 Equity Plan, unvested or unexercisable awards are forfeited or terminated upon an awardee’s termination of employment. If the Named Executive Officer’s employment is terminated for any reason other than death, disability, retirement or “cause,” he or she would have the right to exercise the vested portion of his or her unexercised awards for up to three months following his or her termination date, as long as the award period does not otherwise expire during such three-month period. Upon a termination for “cause,” any equity awards (whether or not exercisable) will terminate immediately, and any unvested restricted stock awards will be forfeited. If a Named Executive Officer dies, any equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her death or (ii) the expiration date of the award. Similarly, if a Named Executive Officer’s termination is due to disability or retirement, his or her equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her termination of employment or (ii) the expiration date of the award. However, a stock option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code.

The Committee has the authority to establish or amend the terms and conditions of each award, subject to certain limitations described in the Plan. In 2016, the Committee authorized a program where the Company, on a case-by-case basis, may agree to amend existing award agreements with eligible retirees to permit continued vesting post-retirement, so long as (a) the Company does not exceed the Plan allowance of 5% of total Plan shares which may be awarded with less than a one-year vesting period, and (b) the retiree complies with certain restrictive covenants, including a non-solicitation covenant. Under this program, eligible retirees (including the Named Executive Officers) would continue to vest for a period of 3 years after retirement in all equity awards that are unvested at the time the executive retires. The following criteria must be met to be eligible for this continued vesting:

●	The executive must be in good standing with the Company at retirement and remain in good standing for the 3-year period after retirement (including compliance with the applicable restrictive covenant);
●	The executive must be at least age 55 and have at least 10 years of service at retirement;
●	The sum of age and service at retirement must equal or exceed 75.

This program may be altered or suspended by the Committee at any time, and the foregoing description is qualified entirely by reference to the specific terms and conditions of each Award Agreement, including any authorized amendments thereto.

In addition, the Amended SERP with Mr. Romaine provides that in the event that the covered executive officer’s employment is terminated without cause (other than upon a change of control, death or disability), then he is entitled to (a) payment of his base salary in effect immediately prior to his termination of employment and (b) participation, at his option, in the Company’s welfare benefits. These severance benefits are payable for a period of 12 months to Mr. Romaine.

Further, under the Amended SERPs, in the event that a Named Executive Officer’s employment is involuntarily terminated (other than for cause) at any time, or, for Named Executive Officers other than Mr. Gruber, the executive voluntarily resigns after reaching age 55 and after completing 10 years of service, but prior to his designated retirement age in his Amended SERP, he or she will be entitled to payment of his retirement benefits on his designated retirement date, or, in the event of his death, his spouse will be entitled to payment of the death benefits described above.

No benefits are payable under the Amended SERPs if the covered executive officer’s employment is terminated for cause, or if he or she competes with the Company. If the executive officer voluntarily terminates his or her employment before age 55 and completion of 10 years of service, or in Mr. Gruber’s case prior to age 65, other than because of death, disability or change of control, he or she will not be entitled to payment of any retirement benefits. The Amended SERPs are not employment agreements and do not confer upon the covered executive officers any right to continued employment with the Company or any of its subsidiaries.

Potential Payments upon Change in Control as of December 31, 2018

Name	SERP Accumulated Annual Benefit prior to Change of Control	SERP Accumulated Annual Benefit after Change of Control	Increase in Benefit	Other Benefits: Payable each Year for 3 Years(1)
	($)	($)	($)	($)
Stephen S. Romaine	343,670	343,670	—	1,001,610
Francis M. Fetsko	109,055	109,055	—	598,634
Scott L. Gruber	51,404	76,733	25,329	504,862
David S. Boyce	136,784	136,784	—	463,450
Gregory J. Hartz	101,488	123,640	22,152	416,711

___________

(1)	If terminated by the Company without cause, or duties or compensation of the Named Executive Officer are significantly reduced due to change in control, the Named Executive Officer receives for a period of three years continuation of compensation (base pay plus average of bonus and profit sharing compensation for last two years) as well as all current employee welfare benefits. Compensation is reduced by a factor of 20% to 100% dependent upon the Named Executive Officer’s age at the time of termination.
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In addition to the above, Named Executive Officers would be entitled to awards of options/SARs otherwise deemed “unexercisable” and awards of restricted stock otherwise deemed “not vested”. These values are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

The table above shows the potential incremental value transfer to each Named Executive Officer under a change-in-control scenario as of December 31, 2018, the last business day of fiscal 2018. The actual amounts to be paid out can only be determined at the time of such Named Executive Officer’s separation from the Company.

Compensation Upon Other Termination Events as of December 31, 2018

	Stephen S. Romaine		Francis M. Fetsko		Scott L. Gruber		David S. Boyce		Gregory J. Hartz
	($)		($)		($)		($)		($)
Retirement(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)
Voluntary Resignation(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)
Termination Without Cause(2)	649,923		—	(2)	—	(2)	—	(2)	—	(2)
Termination for Cause(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)
Death(4)	2,242,196		1,021,000		1,440,000		1,312,000		1,184,000
Disability(5)	240,000		240,000		216,000		196,800		177,600

___________

(1)	Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Retirement or Voluntary Resignation as of 12/31/2018. Mr. Hartz is the only Named Executive Officer eligible to receive a benefit under the Supplemental Executive Retirement Plan as of 12/31/2018 upon Retirement or Voluntary Resignation. The actuarial present value of the benefits payable under the Retirement Plan and Supplemental Executive Retirement Plan are fully disclosed in the Pension Benefits Table.
(2)	Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Termination Without Cause as of 12/31/2018. Mr. Hartz is the only Named Executive Officer eligible to receive a benefit under the Supplemental Executive Retirement Plan as of 12/31/2018 upon Termination Without Cause. For Mr. Romaine, the amount shown represents 12 months base salary plus the value of 12 months of welfare benefits. Any benefits payable to the executive for voluntary resignation with good cause following a Change of Control are disclosed on the “Potential Payments Upon Change of Control” table above. The actuarial present value of the benefits payable under the Retirement Plan and Supplemental Executive Retirement Plan are fully disclosed in the Pension Benefits Table.
(3)	This section shows amounts payable immediately upon Termination for Cause as of 12/31/2018 under the Pension Plan. No Supplemental Executive Retirement Plan benefits are payable to the Named Executive Officers if they are Terminated for Cause. Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Termination for Cause as of 12/31/2018. The actuarial present value of the benefits payable under the Pension Plan are fully disclosed in the Pension Benefits Table.
(4)	This section shows amounts payable immediately upon death as of 12/31/2018 under Bank Owned Life Insurance and/or Group Term Life Insurance and Death Benefit Obligation agreements. In addition to the amounts shown, the surviving spouse upon death would receive an annuity death benefit from the Pension Plan payable immediately and Supplemental Executive Retirement Plan payable as early as the date the executive would have attained retirement age as defined under the SERP. The actuarial present value of the benefits payable to the surviving spouse is less than half of the actuarial present values disclosed in the Pension Benefits table.
(5)	This section shows annual amounts payable upon disability as of 12/31/2018 under the Long-Term Disability Plan.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of officers, including the Named Executive Officers. This plan allows participating employees to defer receipt of all or a portion of bonuses, excess awards under the Company’s 401(k) plan, and profit sharing payments otherwise payable to them until a future date. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as “Bonus” or “All Other Compensation,” as applicable, in the Summary Compensation Table above.

The bonuses listed in the Summary Compensation Table are reported for the year in which they were earned. The payment for said bonuses is made in the following year. If the Named Executive Officer elects to defer a bonus or profit sharing payment, the amount credited to his or her account under the deferred compensation plan is the net amount after Social Security and Medicare are withheld.

Amounts deferred by participating officers are credited to a bookkeeping account maintained for each officer. Such amounts then accrue interest on a quarterly basis, at a rate equal to the higher of either the highest yielding Treasury constant maturity bond for that calendar year, as reported in the Federal Reserve Statistical Release, or the prime rate, as published in The Wall Street Journal on the first business day of that calendar year. During 2018, interest accrued under the deferred compensation plan at the prime rate, 4.50%. Earnings reported in the table below are not considered “above-market” or “preferential” under applicable SEC rules and therefore are not reported in the Summary Compensation Table.

At the time an officer elects to participate in the deferred compensation plan, he or she also selects a deferral payment date, on which payments under the plan will commence. Payments will be either in a lump sum or in the number of annual installments specified by the officer at the time he or she selects the deferral payment date. The deferral payment date must occur no earlier than the calendar year after the officer’s 60th birthday, and no later than the calendar year after the officer’s 65th birthday.

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An officer may at any time terminate his or her election to defer payments under the deferred compensation plan. Any such election is effective on the last day of the calendar year in which the election was made.

All payments under the deferred compensation plan are made in cash. Upon the death of a participant in the deferred compensation plan, any remaining balance in his or her account will be paid in a lump sum to his or her estate or designated beneficiaries. A participating officer may, under certain circumstances specified in the deferred compensation plan, be entitled to a hardship distribution of all or any portion of his or her account.

2018 Non-Qualified Deferred Compensation

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate withdrawals / Distributions	Aggregate Balance at Last FYE
	($)	($)	($)	($)	($)
Stephen S. Romaine	—	—	—	—	—
Francis M. Fetsko(1)	26,507	—	9,788	—	226,785
Scott L. Gruber(2)	—	1,758	64	—	1,822
David S. Boyce(3)	27,250	—	11,949	—	276,001
Gregory J. Hartz(4)	14,700	9,987	7,622	—	177,728

___________

(1)	Mr. Fetsko has elected to defer 15% of his bonus and profit sharing payment, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance column includes deferrals since Mr. Fetsko’s election to participate in the plan in 2002.
(2)	Mr. Gruber’s New DC SERP benefit is included in the “Registrant Contributions in Last Fiscal Year.” The aggregate balance includes his New DC SERP benefit for 2018.
(3)	Mr. Boyce has elected to defer 25% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance includes deferrals since Mr. Boyce’s election to participate in the plan in 2003.
(4)	Mr. Hartz has elected to defer 15% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” Mr. Hartz’s New DC SERP benefit is included in the “Registrant Contributions in Last Fiscal Year.” The aggregate balance includes deferrals since Mr. Hartz’s election to participate in the plan in 2003, plus his New DC SERP benefit for 2017 and 2018. Information regarding the New DC SERP benefit can be found under the “Retirement Plans” section above.

CEO Pay Ratio. We determined that the 2018 annual total compensation of the “median” compensated employee to be $55,667. Please note that this is the same employee used for the CEO Pay Ratio analysis in 2017 (the regulations permit the use of the same median employee for 3 years if Company demographics do not materially change). The 2018 annual total compensation of Mr. Romaine was $1,389,441; and the ratio of these amounts was 25:1.

As of December 31, 2017, the date we selected to identify our median employee, our total employee population consisted of 1,098 employees, all of whom work in the United States. To identify the median compensated employee, we used a Consistently Applied Compensation Measure (CACM) equal to the method used to determine the 2017 total compensation as reported in the Summary Compensation Table on page 21. Further, we annualized pay for those full-time and part-time employees who were not employed for a full year in 2017.

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PROPOSAL NO. 2

APPROVAL OF THE TOMPKINS FINANCIAL CORPORATION 2019 EQUITY INCENTIVE PLAN

Our 2009 Equity Plan (as amended in May 2016), which was previously approved by our shareholders, will expire in May 2019. Accordingly, on January 25, 2019, the Board approved a successor plan – the Tompkins Financial Corporation 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan” or the “Plan”) - subject to approval by our shareholders at the Annual Meeting. If approved by our shareholders, the 2019 Equity Incentive Plan, will replace the 2009 Equity Plan, and no further awards will be made under the 2009 Equity Plan. No awards will be made under the 2019 Equity Incentive Plan unless our shareholders approve this proposal.

The 2019 Equity Incentive Plan, like the 2009 Equity Plan, provides for the grant of equity awards to officers, employees, and consultants of the Company (including the Company’s subsidiaries) as selected from time to time by our Compensation Committee. Non-employee Directors are not eligible for awards under the 2019 Equity Incentive Plan. Upon approval of this proposal, any shares remaining available for grant under the 2009 Equity Plan will no longer be available for grant, except that any outstanding awards under the 2009 Equity Plan shall remain outstanding and exercisable according to their terms.

Under the 2019 Equity Incentive Plan, there will be 1,275,000 shares of Common Stock originally available for grants, reduced by four and a quarter (4.25) shares for each Restricted Award or Performance Share Award (as those terms are defined below) granted under the Plan. This means that a maximum of 300,000 full-value share awards can be made under the 2019 Equity Incentive Plan, subject to equitable adjustment as described below. Our Company’s closing share price on the Record Date was $78.75.

Shareholders are being asked to approve the 2019 Equity Incentive Plan, including the issuance of shares of our Common Stock to eligible participants (“Participants”) in accordance with the 2019 Equity Incentive Plan, in order to assist the Company in accomplishing the purposes set forth below. In the judgment of the Board, the 2019 Equity Incentive Plan will be an important vehicle to attract and retain key employees of the Company and its subsidiaries, and to align their interests with those of the Company’s shareholders by facilitating the employees’ ownership of a stock interest in Tompkins Financial Corporation. The Board has determined that the 2019 Equity Incentive Plan is in the best interests of the Company.

Description of the 2019 Equity Incentive Plan

A description of the provisions of the 2019 Equity Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2019 Equity Incentive Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose of the Plan. The purpose of the 2019 Equity Incentive Plan is to enable our Company to attract and retain the types of employees and consultants who will contribute to our Company’s long-term success, provide incentives that align the interests of our employees and consultants with those of our shareholders, and promote the success of our Company’s business.

Administration. The 2019 Equity Incentive Plan is administered by the Compensation Committee. Subject to the terms of the Plan, the Compensation Committee may, among other powers, interpret the Plan and apply its provisions; determine when awards are to be granted and, subject to Plan limitations, to which eligible recipients; determine the types of awards, their terms and conditions (and any amendments thereof) and the amount of Common Stock subject to each award; and exercise discretion to make all determinations necessary for the administration of the Plan.

Common Stock Reserved for Issuance under the 2019 Equity Incentive Plan and Share Limits. The Board determined the number of shares of the Company’s Common Stock reserved for issuance under the 2019 Equity Incentive Plan by analyzing current and anticipated generally accepted market practices among our Peer Group. Common Stock issued or to be issued under the 2019 Equity Incentive Plan will consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares reacquired by the Company in any non-excepted manner pursuant to the Plan. If any shares covered by an award under the 2019 Equity Incentive Plan are not purchased or are canceled, forfeited, or terminated without issuance of the full number of shares underlying the award, then the number of shares of Common Stock counted against the aggregate number of shares available under the Plan with respect to the award will, to the extent of any such forfeiture, cancellation, or termination, again be available for making awards under the 2019 Equity Incentive Plan. However, shares will not be made available for issuance again under the Plan to the extent that such shares are (i) withheld or tendered for payment of an exercise price, (ii) withheld or tendered for satisfaction of a tax withholding, (iii) repurchased by our Company with Option proceeds, or (iv) underlie any stock-settled Stock Appreciation Right or Restricted Stock Unit award, regardless of whether the underlying shares are eventually issued in settlement of the award. Restricted Awards or Performance Share Awards will reduce the shares available for grant under the Plan by 4.25 shares for each share subject to such an award. Awards which are fully settled in cash will not be counted against the total number of shares available for issuance under the Plan. The maximum value that can be awarded under a 2019 Equity Incentive Plan award to any eligible individual Participant in any fiscal year will not exceed two million and five-hundred thousand dollars ($2,500,000), as calculated by the grant date fair value of the award. Every award issued under the Plan is subject to a minimum vesting period such that ninety-five percent (95%) of the underlying Common Stock granted in an award cannot vest earlier than one (1) year from the award date. The Plan will be unfunded and the costs of administrating the Plan shall be paid by the Company.

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Eligibility. Awards may be made under the 2019 Equity Incentive Plan to employees and consultants, as the Compensation Committee determines is in the best interests of our Company and shareholder value. As of the date of this Proxy Statement, there were approximately 145 employees and no consultants eligible for awards under the Plan.

Amendment or Termination of the Plan. The Board of Directors may suspend or terminate the 2019 Equity Incentive Plan at any time. The Board of Directors may amend the Plan from time to time as the Board deems advisable to conform to any change in applicable laws or regulations or to align the Plan, in the Board’s judgment, with the best interests of the Company and our shareholders. However, our shareholders must approve any amendment to the Plan which, in regards to the Plan, (i) increases the number of shares of Common Stock which may be issued (other than certain changes related to changes in our capital structure as specified in the Plan), (ii) expands the types of awards available, (iii) materially expands the class of eligible employees, (iv) materially changes the method of determining any award’s exercise price, (v) deletes or limits provisions prohibiting the repricing or exchange of Plan awards, (vi) extends the termination date, (vii) allows for accelerated vesting of awards except as expressly permitted by the Plan, (viii) amends the minimum vesting period, (ix) materially amends any provision regarding change in control provisions. Further, our shareholders have the irrevocable right of approval of Plan amendments to the extent that shareholder approval is required to satisfy any applicable law. The 2019 Equity Incentive Plan will terminate automatically on the date ten (10) years from the Plan’s effective date.

Awards. The Compensation Committee may award:

•	Options to purchase shares of the Company’s Common Stock, which can be either incentive stock options or non-qualified stock options;
•	Stock Appreciation Rights, which are a right to receive a number of shares or, at the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during the period between the grant date and the exercise date;
•	Restricted Awards, which are an award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the fair market value of an identical number of shares of Common Stock, which may be subject to forfeiture for a period determined by the Compensation Committee; and
•	Performance Share Awards, which are an award of shares of Common Stock or stock-denominated units, which are subject to performance goals over a pre-determined performance period that must be satisfied for a Participant to earn an award.

Options. The 2019 Equity Incentive Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options (“Incentive Stock Options”) under the Internal Revenue Code and stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options”). Incentive Stock Options may be granted only to our employees. If the aggregate fair market value of the Common Stock underlying Incentive Stock Options granted to any one participant which become exercisable for the first time during any calendar year exceeds $100,000, the portions of that fair market value exceeding $100,000 will be treated as Non-Qualified Stock Options. Our Company will not buy back any underwater stock options (options with an exercise price that is greater than the then-current fair market value of a share of our Common Stock) granted under the 2019 Equity Incentive Plan without stockholder approval.

The exercise price of each Incentive Stock Option or Non-Qualified Stock Option may not be less than 100% of the fair market value of our Common Stock subject to the option on the date of grant. In the case of 10% shareholders who receive Incentive Stock Options, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant. In the case of our Company granting options in assumption of or substitution for other options, an exception to these requirements is provided in order to ensure compliance with Section 424(a) or Section 409A of the Internal Revenue Code.

The term of an Option may not exceed 10 years from the date of grant, except that the term of a Non-Qualified Stock Option may be extended for up to 60 days beyond the scheduled expiration date under certain limited circumstances described in the Plan. In the case of 10% shareholders who receive Incentive Stock Options, the term may not be less than five years from the date of grant. Options may be subject to other terms and conditions regarding exercise, as the Committee deems appropriate. The terms of Options may vary from grant to grant. In general, an optionee may pay the exercise price of an Option by cash or check at the time the Option is exercised or, if permitted by the Committee, by tendering shares of our Common Stock (actually or by attestation), by means of a broker or Company-assisted cashless exercise, by any combination of those methods, or by any other means of legal consideration deemed acceptable to the Committee. If an optionee utilizes our Common Stock to pay the exercise price of an Option, unless the award agreement specifies otherwise, the paid-in shares must have been held for more than six months. Further, there is a strict prohibition on exercises involving an officer which violate Section 402(a) of the Sarbanes-Oxley Act of 2002. The Committee reserves the right to suspend an optionee’s right to exercise a stock option during a “blackout” period under our insider trading policy or similar restricted period, if deemed to be within best interests of our Company, and reserves the right to extend a Stock Option’s exercise period by a period of time equal to such a restricted period, subject to applicable law.

Unless provided otherwise in an optionee’s award or employment agreement, both Incentive Stock Options and Non-Qualified Stock Options are subject to continuous service restrictions. If an optionee’s continuous service terminates (other than upon death, disability or for participating retirees), the optionee may exercise those Options he or she was entitled to exercise as of the date of termination only within (a) the date three months following the termination of the optionee’s continuous service or (b) the contractual expiration of the Option’s term per the award agreement, or the Options will terminate and become non-exercisable. However, an optionee’s award agreement can provide for an extension of the Option’s termination date (the earlier of (a) the option’s full term or (b) three months after the end of the period in which exercising the option would be in violation of the following requirements) if exercising the Option following the optionee’s continuous service termination would be prohibited under state or federal law, or exchange or quotation rules. If the optionee’s continuous service is terminated for cause, all outstanding Options are immediately terminated and non-exercisable.

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If an optionee’s continuous services terminates as a result of the optionee’s disability, the optionee may exercise those Options he or she was entitled to exercise as of the date of termination only within the time period ending on the earlier of (a) the date 12 months following such termination or (b) the contractual expiration of the Option’s term per the award agreement, or the Options will terminate and become non-exercisable. If an optionee’s continuous services terminates as a result of the optionee’s death, the optionee’s estate or other person designated to exercise the Option may exercise those Options the optionee was entitled to exercise as of the date of the optionee’s death only within the time period ending on the earlier of (x) the date 12 months following such termination or (y) the contractual expiration of the Option’s term per the award agreement, or the Options will terminate and become non-exercisable. The Committee retains the discretion to create a program which affords certain retirees who enter into noncompetition, nonsolicitation and other restrictive covenants with the Company (“Participating Retirees”) with an extended exercise period regarding such Participating Retirees’ Option grants, subject to relevant limitations provided in the 2019 Equity Incentive Plan. For more detail regarding Participating Retirees, refer to discussion of Participating Retirees in “Section 6.12. Extended Exercise Period for Participating Retirees” in the Plan, included in Appendix A.

Incentive Stock Options are not transferable except by will or the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Non-Qualified Stock Options may, in the sole discretion of the Committee, be transferable to a permitted transferee, to the extent provided in any award agreement. If a Non-Qualified Stock Option does not provide for transferability, then the Option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, in regards to Incentive Stock Options and Non-Qualified Stock Options, the optionee may designate a third party who is entitled to exercise the Option in the event of the optionee’s death.

Stock Appreciation Rights. The 2019 Equity Incentive Plan permits the granting of Stock Appreciation Rights upon such terms and conditions as the Committee or the Board, as the case may be, deems appropriate. When exercised, Stock Appreciation Rights entitle the holder to receive from our Company an amount equal to the number of shares of our Common Stock underlying the Stock Appreciation Right multiplied by the excess of the (i) fair market value of a share of our Common Stock on the date of exercise over (ii) the exercise price specified in the Stock Appreciation Right (or related Option). Stock Appreciation Rights can be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”). The exercise price of a Free Standing Right cannot be less than 100% of the fair market value of one share of our Common Stock on the grant date of the Stock Appreciation Right, unless the Stock Appreciation Right is granted pursuant to an assumption of or substitution for another Stock Appreciation Right per Section 409A of the Internal Revenue Code (see Page 38). The exercise price of a Related Right shall be the same as the exercise price of the related Option; however, a Related Right is only exercisable when the fair market value per share of our Common Stock underlying the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. A Related Right relating to a Non-Qualified Stock Option may be granted at the same time as the Option or anytime thereafter, but must be granted before the Option’s exercise or expiration. A Related Right relating to an Incentive Stock Option must be granted at the same time as the Option. The term of a Stock Appreciation Right is determined by the Committee but the term cannot be longer than 10 years from the date of grant. Upon the exercise of any Related Right, the number of shares of Common Stock for which the non-exercised related Option is exercisable will be reduced by the number of shares for which the Related Right has been exercised, and upon the exercise of a related Option, the number of shares of Common Stock for which the non-exercised Related Right is exercisable will be reduced by the number of shares for which the Related Option has been exercised.

Stock Appreciation Rights may vest in installments. Stock Appreciation Rights may be subject to other terms and conditions regarding exercise, as the Committee deems appropriate. Stock Appreciation Rights may not be exercised for fractional shares of Common Stock. Stock Appreciation Rights’ vesting period terminates concurrently with the holder’s termination of continuous service. The vesting provisions of Stock Appreciation Rights may vary from grant to grant. The Committee retains the discretion to determine if payment of an exercised Stock Appreciation Right shall be made as (a) Common Stock (with or without restrictions, as determined by the Committee in its sole discretion), (b) cash or (c) a combination thereof.

Stock Appreciation Rights may, in the sole discretion of the Committee, be made transferable to a permitted transferee, to the extent provided in the award agreement. If a Stock Appreciation Right’s award agreement does not provide for transferability, then the Stock Appreciate Right is not transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by the holder. Notwithstanding the foregoing, the holder may designate a third party who is entitled to exercise the Stock Appreciation Right in the event of the holder’s death. Stock Appreciation Rights are subject to the same continuous service restrictions as options, including the special provisions regarding death, disability, and participating retirees.

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Restricted Awards. The 2019 Equity Incentive Plan authorizes the Committee to grant Restricted Stock and Restricted Stock Units (together, “Restricted Awards”) having a value equal to the fair market value of an identical number of shares of our Common Stock. The Committee may, subject to the provisions of the 2019 Equity Incentive Plan, provide that such Restricted Award is subject to forfeiture, and may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for any such period as determined by the Committee and specified in the award agreement. Further, when granting Restricted Stock Units, the Committee may include a deferral feature (“Deferred Stock Units”) where settlement of the award is deferred beyond the vesting date and is tied to a future payment date or event specified in the award agreement. A Participant must execute an agreement evidencing the Restricted Award and, for awards of Restricted Stock, if the Committee determines that the shares of Restricted Stock subject to the award will be held by the Company or held in escrow pending the release of the restrictions, the Participant must also execute an escrow agreement and stock power. The restricted period begins on the date of grant and terminates as set forth in the Participant’s award agreement.

Upon the expiration of the restricted period with respect to Restricted Stock, the restrictions will lapse and the shares will no longer be subject to forfeiture. Any shares of Restricted Stock that were held in escrow will be delivered to the Participant. The Company will also deliver to the Participant any cash or stock dividends held in escrow during the restricted period and credited to the Participant’s account. Upon the expiration of the restricted period or the deferral period, as applicable, for Restricted Stock Units of Deferred Stock Units, the Company will deliver to the Participant shares of Common Stock in respect of such vested Restricted Stock Units or Deferred Stock Units, or, in the discretion of the Committee and if so specified in the award agreement, in cash in an amount equal to the fair market value of the Common Stock as of the end of the restricted period or deferral period, as applicable, or a combination thereof, together with cash or shares of Common Stock representing the related Dividend Equivalents (as defined below), if any.

Unless limited by the award agreement, grantees of Restricted Stock will have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote the shares and the right to receive any dividends or distributions from the shares as associated with share ownership, except that dividends declared or paid on shares of Restricted Stock will not vest or become payable unless and until the Restricted Stock to which the dividends apply vests. Withheld dividends can be paid, at the discretion of the Committee, in either cash or shares of our Common Stock with a fair market value equal to the amount of such dividends. Unless altered by the award agreement, grantees of Restricted Stock Units will have no voting or dividend rights or other rights associated with share ownership, although the Compensation Committee may award the right to receive an amount equal to the cash or stock dividends paid by the Company in respect of the shares of Common Stock covered by the award during the restricted period (“Dividend Equivalent Rights”) on such units and in its discretion may treat the Dividend Equivalent Rights as being reinvested in additional Restricted Stock Units or Deferred Stock Units; Dividend Equivalent Rights will vest upon the release of restrictions on the Restricted Stock Unit. Withheld Dividend Equivalent Rights on such Restricted Stock Units can be paid, at the discretion of the Committee, in either cash or shares of our Common Stock with a fair market value equal to the amount of such dividends. A Restricted Award or Deferred Stock Unit may, in the sole discretion of the Committee, be made transferable to a permitted transferee, to the extent provided in the award agreement. If the award agreement does not provide for transferability, then the Restricted Award or Deferred Stock Unit is not transferable except by will or by the laws of descent and distribution.

Performance Share Awards. The 2019 Equity Incentive Plan authorizes the Committee to grant performance-based share awards (“Performance Share Award”). The Committee will determine the number of shares of our Common Stock, or stock-denominated units, subject to each Performance Share Award; the performance period and performance goals applicable to each Performance Share Award that must be met for the Participant to earn the award; and all other terms and conditions of the award. If specified in the award agreement, Performance Shares may be held in escrow, and delivered to the participant at the expiration of the performance period. The number of shares a Participant will be entitled to earn under the award depends on the extent to which any performance goals, specified in the award, are achieved during the performance period, as specified in the award. In determining if a performance goal has been achieved, the Committee has the discretion to exclude the effect of certain transactions, extraordinary or non-recurring items, or accounting changes. After the award has been granted, but before the Committee determines that the underlying shares or stock-denominated units are earned, the Participant has no voting rights or rights to dividends in regards to the underlying Common Stock. Performance Share Awards are non-transferable except by will or by the applicable laws of descent and distribution. If a Performance Share Award is made in stock-denominated units, as opposed to Common Stock, the Committee may elect to satisfy such award in cash or in part cash and part Common Stock, subject to the terms of the award agreement. If cash is elected, the amount of such payment will be the fair market value of our Common Stock on the distribution date. These awards are subject to the terms and conditions of the award agreement and the mandatory restrictions as specified in the 2019 Equity Incentive Plan.

Securities Laws. Each award agreement granted under the Plan will not effectuate the purchase or sale of any securities until and unless any applicable requirements of state and federal law and applicable agency regulations have been complied with to the satisfaction of our Company and its counsel and, in our Company’s discretion, the Participant has executed and delivers a letter of investment intent meeting any requirements mandated by the Committee. If, after our Company takes reasonable efforts to obtain permission from any applicable state or federal regulatory agency, our Company fails to receive such permissions that the Company deems necessary for the lawful issuance and sale of Common Stock pursuant to the Plan, our Company is not liable for the failure to issue or sell Common Stock under the Plan.

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Restrictions on Re-Pricing of Award. The Committee may amend or modify any award in any manner consistent with the Plan except that the Committee can take no action that has the effect of “repricing” an Option or Stock Appreciation Right, as defined under applicable stock exchange rules or generally accepted accounting principles. Further, the Committee cannot effect any award amendment which would otherwise impair a Participant’s rights under an award unless the Participant consents in writing. However, the Committee may unilaterally amend the Plan or any award agreement for the purpose of (i) conforming the award or Plan to present or future law (including Section 409A of the Internal Revenue Code) or (ii) avoiding an accounting treatment that may materially and adversely affect the financial condition or results of operations of the Company.

Adjustments for Certain Changes in Stock. If a relevant change in capitalization occurs, such as a stock split or other similar event, the Committee will make appropriate adjustments in outstanding awards under the 2019 Equity Incentive Plan to the extent necessary to preserve the economic intent of each award.

Effect of Change in Control. If the Company experiences a change of control transaction (as defined in “Section 2. Definitions” in the 2019 Equity Incentive Plan, included in Appendix A, in which the Company is not the surviving corporation and the acquiror does not assume outstanding awards or substitute equivalent equity for our outstanding awards: (i) all outstanding awards will become immediately and fully exercisable (or fully vested and free of restrictions, in the case of a Restricted Award); (ii) for Performance Share Awards, all target payout opportunities will be deemed fully earned; and (iii) the Board or its designee may provide for a cash payment to be made in satisfaction of all outstanding awards upon the consummation of the change in control, determined on the basis of the fair market value that would be received in such change in control by our Company’s security holders. Further, the Committee may cancel any outstanding awards and pay the Participants of the cancelled awards in cash or stock, or any combination thereof, the value of such awards based upon the price per share of Common Stock received or to be received by the other shareholders in the Company in the change of control event. Regarding Options and Stock Appreciation Rights with an exercise price that equals or exceeds the price paid per share of Common Stock in connection with the change of control, the Committee may cancel those specific awards without payment of consideration therefor. If the Company is the surviving corporation in a change of control or the Company is not the surviving corporation but the surviving corporation assumes or substitutes equivalent equity awards for all outstanding equity awards, then all such awards or substitutes will remain outstanding under the provisions of this Plan except, in the case of a Performance Share Award, all such target payout opportunities under any such Performance Share Award will be deemed fully attainted, and all awards fully earned, on the date change in control transaction is effective. If a Participant is terminated by the surviving company without cause, or resigns with good reason, within 24 months following a change in control, all of such Participant’s outstanding awards will be immediately and full exercisable (or fully vested and free of restrictions, in the case of a Restricted Award), with all restrictions lifted, and target payout opportunities with respect to any Performance Share Award deemed fully earned. The obligations of our Company under the Plan are binding upon any successor corporation or organization as the result of any corporation reorganization or sale of all or substantially all of the Company’s assets.

Forfeiture Events. If an award Participant is terminated with cause (as defined in the 2019 Equity Incentive Plan, under the heading “Definitions,” as fully provided in Appendix A, all unexercised awards on the date of termination will expire, and all non-vested awards will be forfeited. Further, the Committee may specify in any award agreement that the Participant’s rights under an award are subject to alteration or reduction upon the occurrence of certain events, including, but not limited to, a breach of restrictive covenants or conduct that detrimental to the business or reputation of the Company.

Clawback. The Company may cancel any award, or require reimbursement of any award from any Participant, and effect any other right of recoupment of equity or require repayment of other compensation provided under the Plan in accordance with Company policies or applicable law/regulation in existence at the time the Award was granted, as such policies, laws and regulations may be modified from time to time.

Plan Benefits Table. The Committee has not yet made any specific allocation of the proposed shares that would be available for issuance under the 2019 Equity Incentive Plan if the Plan is approved by our shareholders, and therefore it is not possible to determine the benefits or amounts that will be received by or allocated under the Plan to the Named Executive Officers or to any other individuals. The Committee will consider in the future whether or not to make awards to any or all Participants. The benefits to be received by the Company’s executive officers (including the Named Executive Officers) and employees under the Plan are not determinable at this time because, under the terms of the Plan, grants are made at the discretion of the Committee, and the value of each grant will depend on the market price of our Common Stock on the date of grant. An example of how the Committee has made equity grants to Named Executive Officers in the past can be found in the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this Proxy Statement.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an Option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an Incentive Stock Option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an Incentive Stock Option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “Holding Period Requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an Incentive Stock Option, except as discussed below.

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For the exercise of an Option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the Option is granted through a date within three months before the date of exercise of the Option.

If all of the foregoing requirements are met except the Holding Period Requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the Option was exercised over the Option’s exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain.

Non-Qualified Stock Options. The grant of an Option will not be a taxable event for the grantee or the Company. Upon exercising a Non-Qualified Stock Option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised).

A grantee who has transferred a Non-Qualified Stock Option to a family member by gift will realize taxable income at the time the Non-Qualified Stock Option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the Option is exercised. The transfer of vested Non-Qualified Stock Options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a Non-Qualified Stock Option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such Option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the Option will be subject to employment and income tax withholding at this time.

Restricted Awards. A grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee makes such an election, the fair market value of the Common Stock on the date the restrictions lapse (less the amount of ordinary income recognized as a result of the election under Section 83(b)) will result in capital gain or loss to the grantee. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable and subject to withholding taxes in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be taxable and subject to withholding taxes.

There are no immediate tax consequences of receiving an award of Restricted Stock Units under the 2019 Equity Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date.

Dividend Equivalent Rights. Participants who receive Dividend Equivalent Rights will be required to recognize ordinary income in an amount equal to the dividends distributed to the grantee pursuant to the award.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of Stock Appreciation Rights. Upon exercising a Stock Appreciation Right that is settled in Common Stock, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon exercising a Stock Appreciation Right that is settled in cash, a grantee will recognize ordinary income in an amount equal to the amount of cash paid by our company and received by the grantee in settlement of the Stock Appreciation Right.

Performance Share Awards. The award of a Performance Share Award will have no federal income tax consequences for us or for the grantee. Any payment upon the achievement of the award is taxable to a grantee as ordinary income.

Unrestricted Common Stock. Participants who are awarded unrestricted Common Stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares.

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Section 162(m). In general, we may be entitled to a business expense deduction in the same amount and generally at the same time an award grantee recognizes ordinary income, subject to our compliance with and the limitations of Section 162(m) of the Internal Revenue Code, as amended by the Economic Growth, Regulatory Relief, and Consumer Protection Act of 2018, and to certain applicable reporting requirements.

Section 280G. To the extent payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% nondeductible excise tax and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A. The Company intends for awards granted under the Plan to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination will instead be paid on the first payroll date after the six-month anniversary of the Participant's Termination (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation or liability to any participant regarding taxation.

Disclosure with Respect to the Company’s Equity Compensation Plans

The Company maintains a prior equity compensation plan, the 2009 Equity Plan, pursuant to which it has granted equity awards to eligible persons. If the 2019 Equity Incentive Plan is approved by shareholders, no further grants of equity awards will be made under the 2009 Equity Plan. The following table gives information about equity awards under the 2009 Equity Plan as of December 31, 2018. The table does not include information about the proposed 2019 Equity Incentive Plan:

Equity Compensation Plan Information as of December 31, 2018

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (excluding Securities in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	225,375.00	$48.02	671,073 (1)
Equity Compensation Plans Not Approved by Security Holders	0	0	0

(1)	Represents shares that remained available for issuance under the 2009 Equity Incentive Plan as of December 31, 2018, which is scheduled to expire by its terms in May 2019. As indicated above, if the 2019 Equity Incentive Plan is approved by shareholders at the Annual Meeting, no further grants of equity awards will be made under the 2009 Equity Plan. The shares that remained available for issuance under the 2009 Equity Plan as of December 31, 2018 will not be available for issuance under the 2019 Equity Incentive Plan.

Vote Required and Recommendation

Shareholders may vote “for”, “against” or “abstain” on Proposal No.2. The affirmative vote of a majority of the votes cast on the Proposal is required for approval of this Proposal. In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions are considered “votes cast” under applicable rules of the New York Stock Exchange, and thus will have the same effect as a vote “against” the proposal. Broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to approve, on a non-binding, advisory basis, the compensation paid to our Named Executive Officers (NEOs) as described in this Proxy Statement in accordance with the SEC’s rules. This Proposal is commonly known as “Say on Pay.” Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the compensation paid to Tompkins Financial Corporation’s Named Executive Officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the Securities Exchange Commission in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables, and narrative discussion) is hereby APPROVED.”

As discussed in the “Compensation Discussion and Analysis,” we believe that our executive compensation program is effective and appropriate, and that the 2018 compensation packages for our executive officers are reasonable and strongly focused on pay for performance principles. We emphasize compensation opportunities that reward our executives when they deliver desired financial and strategic results, with a focus on long-term value creation rather than short-term, market-driven measures. Through equity grants with a five-year vesting period, we also align the interests of our executives with our shareholders and the long-term goals of the Company. The Board and the Committee maintain full discretion over the variable components of our compensation program; accordingly, executives are not incentivized to take risks which are misaligned with the Board-approved risk appetite and long-term strategic goals. We believe that the fiscal year 2018 compensation of our NEOs was appropriate and aligned with Company results, and that it will facilitate the Company’s growth in future years.

Because your vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation decisions as it deems appropriate.

Following the 2018 Annual Meeting of Shareholders, the Board of Directors determined to hold a Say on Pay vote every year until the next vote on the frequency of Say on Pay votes, which is scheduled to take place in 2023.

Vote Required and Recommendation

Shareholders may vote “for”, “against”, or “abstain” on Proposal No. 3. The affirmative vote of a majority of the votes cast on the Proposal is required for approval of this Proposal. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (NEOs) AS DESCRIBED IN THIS PROXY STATEMENT. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

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PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS INDEPENDENT AUDITOR

The Audit/Examining Committee of the Board of Directors of the Company has appointed the independent registered public accounting firm, KPMG LLP (“KPMG”), as the Company’s independent auditor for the fiscal year ending December 31, 2019. Although our Bylaws do not require the submission of the selection of the independent auditor to our shareholders for approval, the Board believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit/Examining Committee. Neither the Audit/Examining Committee nor the Board will be bound by the shareholders’ vote at the meeting but may take the shareholders’ vote into account in future determinations regarding the retention of the Company’s independent auditor.

Vote Required and Recommendation

Shareholder may vote “for”, “against” or “abstain” on Proposal No. 4. The affirmative vote of a majority of the votes cast on the Proposal is required for approval of this Proposal. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and officers, and persons who own more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s capital stock. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based upon on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2018 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were satisfied in a timely manner.

TRANSACTIONS WITH RELATED PERSONS

Certain Directors and executive officers of the Company, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company or its wholly-owned subsidiaries in the ordinary course of business during fiscal 2018. Any and all loans and commitments to lend to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2018, the balance of all such loans was $4,791,938 and committed unadvanced balances totaled $4,121,334. None of the loans outstanding to Directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2018.

The Board maintains a written policy governing the procedures by which the Company and any of its subsidiaries may enter into transactions with related parties (the “Policy”). The Policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any if its subsidiaries is a participant, and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or beneficial owner of less than 10 percent of another entity). A “Related Party” is any (a) person who is or was an executive officer of the Company during the prior 12 months, a Director of the Company or a nominee for election as a Director of the Company, (b) greater than 5 percent beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing. The Company’s Nominating and Corporate Governance Committee is apprised of any potential Interested Transaction, and this Committee is charged with evaluating and approving, as appropriate, any such transactions. The Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. In its implementation of the Policy, the Committee also has reviewed certain types of Interested Transactions and has established standing pre-approval for these types of transactions, subject in all cases to compliance with applicable regulations of the SEC, federal and state bank regulatory authorities, and other regulatory agencies. Examples of pre-approved transactions include executive compensation (so long as it is approved by the Compensation Committee, properly disclosed in our proxy statement or other required regulatory filings, and the executive in question is not an immediate family member of another executive officer or a Director); Director compensation (so long as it is properly disclosed in our proxy statement or other regulatory filings); and transactions which involve payments to our shareholders on a pro-rata basis (e.g., dividends). In addition, the provision of certain banking services to a Related Party have been pre-approved, as follows: (a) services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, (b) any extension of credit to a Related Party which is reviewed and approved by the Board of Directors of a subsidiary in accordance with Federal Reserve Board Regulation “O”, or (c) an extension of credit made by a banking subsidiary to a Related Party who is not subject to Regulation “O” when the extension of credit is made (i) in the ordinary course of business, (ii) on substantially the same terms (including interest rates and collateral) as are prevailing at the time for comparable transactions with persons not related to the Company, and (iii) does not involve more than the normal risk of collectability or present other unfavorable features.

Director Michael Spain’s brother, William D. Spain, Jr. is a 50% owner of the law firm of Spain & Spain, PC. During 2018, the Company, through its subsidiary, Tompkins Mahopac Bank, paid $137,623 in legal fees to Spain & Spain, PC. Of this amount, $54,955 was paid as a general retainer, and $82,668 was paid for litigation fees. An additional amount of $173,000 was paid for mortgage closing services, the cost of which was reimbursed by the borrowers in connection with the mortgage closings.

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REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of four non-employee Directors, all of whom are “Independent Directors” under Section 803 of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board. The Audit/Examining Committee’s primary duties and responsibilities are: to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements and to monitor the integrity of the Company’s financial statements; to monitor the independence and qualifications of the Company’s independent auditor; to monitor the performance of the Company’s independent auditor and internal auditing department; to provide an avenue of communication among the Company’s independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment and compensation of the Company’s independent auditor.

The Audit/Examining Committee met eleven times during fiscal 2018 and reports to the Board on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit/Examining Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company’s expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG, is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In connection with its responsibilities, the Audit/Examining Committee reviewed and discussed with management and with KPMG the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018. The Audit/Examining Committee also discussed with KPMG the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit/Examining Committee also received and discussed the written disclosures and the letter from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has discussed with KPMG LLP its independence.

Based upon the Audit/Examining Committee’s discussions with management, the Company’s internal auditor, and KPMG and the Audit/Examining Committee’s review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

Members of the Audit/Examining Committee:

Paul J. Battaglia, Chair

Susan A. Henry

Patricia A. Johnson

Frank C. Milewski

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit/Examining Committee has appointed KPMG to continue as the Company’s independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2019. A representative of KPMG is expected to attend the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

KPMG, a registered public accounting firm, is engaged as the Company’s independent auditor. The following table sets forth the aggregate audit fees billed to the Company for the fiscal years ended December 31, 2018 and December 31, 2017 by KPMG.

	2018		2017
Audit Fees:	$676,500		$825,000	(1)
Audit-Related Fees:	$12,500	(2)	$9,500
Tax Fees:	0		0
Other Fees:	0

___________

(1)	2017 Audit fees include additional fees related to the Company’s core system conversions.
(2)	Audit related fees include fees in connection with consents for SEC filings.

Audit Fees: These are fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the consolidated financial statements included in the Company’s periodic reports under the Exchange Act, and for services that would normally be provided by the Company’s auditor in connection with statutory and regulatory filings or engagements for the periods covered. Audit Fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

Audit-Related Fees: These include fees for assurance and related services provided by the independent auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” All fees billed by KPMG for services related to the audit or review of the Company’s financial statements are reported as “Audit Fees” above.

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning, and tax related research.

All Other Fees: These are fees for all other products and services provided by the independent auditor that do not fall within the previous categories.

The Company’s principal independent auditor, KPMG, did not perform any services other than financial audit services and audit-related services described above during fiscal 2018 and 2017.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit services provided by KPMG, the independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for fiscal 2018 and fiscal 2017, were pre-approved by the Company’s Audit/Examining Committee.

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SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2019 Annual Meeting and that shareholders desire to have included in the Company’s Proxy materials relating to such meeting must be received by the Company no later than November 30, 2019, which is 120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement, and must be in compliance with SEC Rule 14a-8 in order to be considered for possible inclusion in the Proxy Statement and Form of Proxy for that meeting.

OTHER ANNUAL MEETING BUSINESS

Under the Company’s Bylaws, in order for a matter to be deemed properly presented at the 2020 Annual Meeting outside of the Rule 14a-8 process described above, notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company no later than the close of business on November 30, 2019 (120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement). The shareholder’s notice must set forth, as to each matter the shareholder proposes to bring before the annual meeting (a) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any personal or other material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a shareholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Company. If a shareholder gives notice of such a proposal after the Bylaw deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting. SEC rules permit the proxy holders to vote in their discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder’s compliance with this deadline.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinsfinancial.com) or by writing to: Tompkins Financial Corporation, ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s Internet site (http://www.sec.gov).

OTHER MATTERS

The Company’s Board of Directors knows of no business to be presented for shareholder action at the Company’s Annual Meeting other than the election of Directors, approval of the Company’s 2019 Equity Incentive Plan, the advisory approval of the compensation paid to the Company’s Named Executive Officers, and the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Company’s Annual Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Proxy Card in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by delivering to the Company’s Corporate Secretary prior to the Company’s Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Company’s Annual Meeting, filing a written notice of revocation with the Corporate Secretary at the Company’s Annual Meeting prior to the vote, and voting in person. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at (607) 274-2078.

Dated: March 29, 2019
By Order of the Board of Directors

Asst. Vice President & Corporate Secretary

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HOUSEHOLDING OF PROXY STATEMENT

The SEC permits companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of this Proxy Statement and wish to receive only one, please contact the Investor Relations department of the Company. The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies from the Company should be directed to:

Tompkins Financial Corporation

P.O. Box 460

Ithaca, NY 14851

(607) 274-2078

Attention: Ms. Kathleen A. Manley, Assistant Vice President and Corporate Secretary

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APPENDIX A TO PROXY STATEMENT

2019 TOMPKINS FINANCIAL CORPORATION
EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.
1.1	General Purpose. The name of this plan is the Tompkins Financial Corporation 2019 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Tompkins Financial Corporation, a New York corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, and Consultants who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, and Consultants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2	Eligible Award Recipients. The persons eligible to receive Awards are the Employees, and Consultants of the Company and its Affiliates.
1.3	Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, and (e) Performance Share Awards.
2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, and (e) Performance Share Awards.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means: With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment, change in control, or service agreement or participant in a severance arrangement with the Company or its Affiliates and such agreement or arrangement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) Gross negligence or gross neglect of duties; or (ii) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (iii) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment or provision of services, as the case may be; or (iv) Issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Subsidiaries. Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion.

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“Change in Control” means: The earliest date when any of the following has occurred: (i) the date of acquisition by any one person, or more than one person acting as a group (as defined in Treasury Regulations §1.409A-3(i)(5)(v)(B)), of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not be deemed to result in a Change in Control; (ii) the date a majority of members of the Company’s Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election; or (iii) the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value of more than seventy percent (70%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions; provided, however, that transfers of assets of the Company of any value to a related person or entity as described in Treasury Regulations §1.409A-3(i)(5)(vii)(B) shall not be deemed to result in a Change in Control.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Company’s Board of Directors, or such other committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.10 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Tompkins Financial Corporation, a New York corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or a Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Disability” means, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Disability, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Disability, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may also rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates. Notwithstanding the foregoing, to the extent that the Award is subject to Code Section 409A, Disability shall be defined in accordance with Section 409A of the Code.

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“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean May 7, 2019.

“Employee” means any person, including an Officer, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Fungible Ratio” has the meaning set forth in Section 4.1.

“Good Reason” exists, unless the applicable Award Agreement states otherwise, in the event of (i) a material diminution in the Participant’s base compensation, authority, duties or responsibilities; (ii) a material change in the geographic location at which the Participant is required to perform the duties of the Executive’s position; or (iii) a material breach of the Award Agreement by the Company or its successor, or any other agreement pursuant to which the Participant provides services for the Company or its successor, provided the Participant gives written notice to the Company or its successor, as applicable, within ninety (90) days of the initial existence of the condition described in (i), (ii) or (iii) above, and the Company or its successor fails to remedy such condition within thirty (30) days after receipt of such notice.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Participating Retiree” has the meaning set forth in Section 6.12.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

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“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock, or share units having a value equal to the Fair Market Value of an identical number of shares of Common Stock, in each case based upon the satisfaction of the Performance Goals during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Tompkins Financial Corporation 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Retiree” means a person whose Continuous Service has terminated pursuant to Retirement.

“Retirement” means a Participant’s termination of Continuous Service upon attaining the age of at least fifty-five (55) years with the at least ten (10) years of full-time service to the Company (or the equivalent amount in part-time service), or such other definition of “Retirement” as may be adopted by the Committee in its sole discretion.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares (as specified by the Committee in the Award Agreement) equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Termination” means a “separation from service” as defined under Section 409A of the Code.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.	Administration.
3.1	Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national stock exchange on which the Company lists). Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
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(a)       to construe and interpret the Plan and apply its provisions;

(b)       to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)       to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)       to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e)       from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(f)       to determine the number of shares of Common Stock to be made subject to each Award;

(g)       to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h)       to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant, in each case to the extent permitted by this Plan;

(i)       to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(j)       Upon or in connection with a Participant’s death, Disability, or Retirement, the Committee may, in its sole discretion, accelerate for such affected Participant (i) the date on which any Option or Stock Appreciation Right may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Award, or (iii) the end of a Performance Period under a Performance Award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan, provided, however, that the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 4.7 (except to the extent permitted pursuant to Section 4.7 hereof;

(k)        to amend, subject to any applicable restrictions in Section 13 or elsewhere in this Plan, any outstanding Awards; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)       to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)       to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, in each case subject to the terms of this Plan;

(n)       to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(o)       to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan in accordance with its terms and conditions; and

(p)       to (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that he Committee deems it in the best interests of the Company in order to comply with securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Code Section 409A, the Incentive Stock Option requirements or applicable laws and regulations.

3.2       Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious. or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national stock exchange on which the Company lists

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3.3       Delegation. Except to the extent prohibited by applicable law, the applicable rules of any national exchange on which the Company lists its shares, or, if desired, as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4       Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5       Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan; No Further Awards under 2009 Plan.

4.1       Subject to adjustment in accordance with Section 11, no more than 1,275,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”); provided, however, that the Total Share Reserve shall be reduced by 4.25 for each Restricted Award or Performance Share Award granted (the “Fungible Ratio”). No further awards shall be made pursuant to the Tompkins Financial Corporation 2009 Equity Incentive Plan, as amended in May 2016 (the “Amended 2009 Plan”), provided that, any outstanding awards under the Amended 2009 Plan as of the Effective Date shall remain outstanding and exercisable according to their terms. Awards which are fully settled in cash shall not be counted against the Total Share Reserve, nor shall Substitute Awards under the circumstances described in Section 4.6. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2       Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner (except as prohibited by Section 4.4).

4.3       Subject to adjustment in accordance with Section 11, the maximum number of shares of Common Stock which may be issued in the aggregate pursuant to the exercise of Incentive Stock Options is equal to the Total Share Reserve as of the Effective Date (the “ISO Limit”).

4.4       The maximum amount of grants of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Awards, and Performance Share Awards awarded to any individual Participant shall not, in aggregate, exceed $2,500,000 in any Fiscal Year (calculating the value of such Awards based on the grant date fair value for financial reporting purposes).

4.5       Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan, and the Total Share Reserve will be adjusted accordingly based on the Fungible Ratio. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered or withheld in payment of an Option or the exercise price of any other Award, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation to the extent permissible under this Plan, (c) shares repurchased by the Company with Option proceeds, or (d) any shares of Company Stock covered by a Stock Appreciation Right or Restricted Stock Unit, to the extent that it is exercised, as applicable, and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise and/or settlement of such stock-settled Stock Appreciation Right or Restricted Stock Unit.

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4.6       Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit. Such Substitute Awards that are Options or Stock Appreciation Rights may have exercise prices less than the Fair Market Value of the Option or the Stock Appreciation Right on the date of substitution if such substitution complies with Section 409A of the Code and other applicable laws and exchange rules.

4.7       There shall be a minimum vesting period for Awards issued under the Plan (in aggregate), such that ninety-five percent (95%) of the shares of Company Stock that may be issued pursuant to Awards under the Plan shall be subject to a minimum vesting, performance or restriction period, in each case of at least one (1) year from the Award date, except for accelerations expressly permitted by this Plan.

5.	Eligibility.

5.1       Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Consultants.

5.2       Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.       Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1       Term and Exercise Period (Generally). Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, (a) no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date; (b) if the Non-qualified Stock Option would expire during a period in which the Participant is (i) subject to a lock-up agreement restricting the Participant’s ability to sell stock in the open market, or (ii) restricted from selling stock in the open market because the Participant is not then eligible to sell under the Company’s insider trading policy or similar policy then in effect, the expiration date of such option will be delayed until 60 days after the date such restriction ends.

6.2       Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date, and shall be subject to the prohibitions on repricing described in Section 13.2 hereof; provided, however, that in the event that an option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, the exercise price of such substitute or assumed option shall be set in a manner which complies with Section 424(a) of the Code.

6.3       Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date, and shall be subject to the prohibitions on repricing described in Section 13.2 hereof; provided, however, that in the event that a Non-qualified Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code, the exercise price of such substitute or assumed option shall be set in a manner which complies with Section 409A of the Code.

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6.4       Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) a “cashless” exercise program in which the Company withholds a sufficient number of exercised shares to cover the exercise price; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5       Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6       Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7       Vesting of Options. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Subject to the foregoing restriction: (a) each Option may, but need not, vest and thereafter become exercisable in periodic installments that may, but need not, be equal; (b) the Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate; (c) the vesting provisions of individual Options may vary; and (d) no Option may be exercised for a fraction of a share of Common Stock. The vesting period of any time-vested Option shall terminate concurrently with the Optionholder’s termination of Continuous Service.

6.8       Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability or for Participating Retirees), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If the Optionholder does not exercise his or her Option within the applicable time periods set forth in this Plan, the Option shall terminate.

6.9       Extension of Award Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

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6.10       Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11       Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12       Extended Exercise Period for Participating Retirees. The Committee may, in its discretion, establish a program which affords certain Retirees (the “Participating Retirees”) with an extended exercise period, as follows:

(a)       Participating Retirees shall have a one (1) year extended exercise period to exercise his or her Options, as measured from the later to occur of (a) the termination of the Participating Retiree’s Continuous Service, or (b) the vesting date of the Option (unless otherwise stated in the Award Agreement); provided, however, that in no event shall the original term of the Option be extended and provided further that no Option shall be eligible for treatment as an ISO in the event such Option is exercised more than three months following the Participant’s termination of Continuous Service as an Employee.

(b)       If a Retiree desires to become a Participating Retiree, he or she shall execute and deliver an agreement restricting the Participating Retiree’s ability to solicit the Company’s customers and employees, and limiting the Participating Retiree’s ability to engage in competition with the Company.

(c)       The Committee shall have the exclusive authority to determine such other terms and conditions under which a Retiree is eligible to become a Participating Retiree, and shall notify a Retiree of such eligibility.

6.13       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.14       Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options that were granted under the Plan be bought back by the Company without stockholder approval.

7.	Provisions of Awards Other Than Options.
7.1	Stock Appreciation Rights.

(a)       General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)       Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)       Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable after the expiration of 10 years from the Grant Date.

(d)       Vesting of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Subject to the foregoing restriction: (a) each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal; (b) the Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate; (c) the vesting provisions of individual Stock Appreciation Rights may vary; and (d) no Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The vesting period of any time-vested Stock Appreciation Right shall terminate concurrently with the holder’s termination of Continuous Service.

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(e)       Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made promptly following the date of exercise, but in no event later than 30 days following the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee in its sole discretion.

(f)       Exercise Price. The exercise price of a Free Standing Right shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right; notwithstanding the foregoing, a Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another Stock Appreciation Right in a manner satisfying the provisions of Section 409A of the Code. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof (in each case, excepting Substitute Awards which are granted under the limited circumstances pursuant to Section 4.6) and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)       Transferability of a Stock Appreciation Right. A Stock Appreciation Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Stock Appreciation Right does not provide for transferability, then the Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by the holder. Notwithstanding the foregoing, the holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the holder, shall thereafter be entitled to exercise the Stock Appreciation Right.

(h)       Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an holder’s Continuous Service terminates (other than upon the holder’s death, Disability or for Participating Retirees), the holder may exercise his or her Stock Appreciation Right (to the extent that the holder was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the holder’s Continuous Service or (b) the expiration of the term of the Stock Appreciation Right as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Stock Appreciation Rights (whether or not vested) shall immediately terminate and cease to be exercisable. If the holder does not timely exercise his or her Stock Appreciation Right, the Stock Appreciation Right shall terminate.

(i)       Extension of Award Termination Date. The Award Agreement may also provide that if the exercise of the Stock Appreciation Right following the termination of the holder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Stock Appreciation Right shall terminate on the earlier of (a) the expiration of the term of the Stock Appreciation Right in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Stock Appreciation Right would be in violation of such registration or other securities law requirements.

(j)       Disability of holder. Unless otherwise provided in an Award Agreement, in the event that a holder’s Continuous Service terminates as a result of the holder’s Disability, the holder may exercise his or her Stock Appreciation Right (to the extent that the holder was entitled to exercise such Stock Appreciation Right as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Stock Appreciation Right as set forth in the Award Agreement. If, after termination, the holder does not exercise his or her Stock Appreciation Right within the time specified herein or in the Award Agreement, the Stock Appreciation Right shall terminate.

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(k)       Death of holder. Unless otherwise provided in an Award Agreement, in the event a holder’s Continuous Service terminates as a result of the holder’s death, then the Stock Appreciation Right may be exercised (to the extent the holder was entitled to exercise such Stock Appreciation Right as of the date of death) by the holder’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the holder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Stock Appreciation Right as set forth in the Award Agreement. If, after the holder’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Award Agreement, the Stock Appreciation Right shall terminate.

(l)       Extended Exercise Period for Participating Retirees. The Committee may, in its discretion, establish a program which affords the Participating Retirees with an extended exercise period, as follows:

(i)       Participating Retirees shall have a one (1) year extended exercise period to exercise his or her Stock Appreciation Right, as measured from the later to occur of (a) the termination of the Participating Retiree’s Continuous Service, or (b) the vesting date of the Stock Appreciation Right (unless otherwise stated in the Award Agreement); provided, however, that in no event shall the original term of the Stock Appreciation Right be extended.

(ii)       If a Retiree desires to become a Participating Retiree, he or she shall execute and deliver an agreement restricting the Participating Retiree’s ability to solicit the Company’s customers and employees, and limiting the Participating Retiree’s ability to engage in competition with the Company.

(iii)       The Committee shall have the exclusive authority to determine such other terms and conditions under which a Retiree is eligible to become a Participating Retiree, and shall notify a Retiree of such eligibility.

(m)       Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2	Restricted Awards.

(a)       General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may be subject to forfeiture, and may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)       Restricted Stock and Restricted Stock Units.

(i)       Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, within 30 days following the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(ii)       The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant within 30 days following the settlement of such Restricted Stock Unit or Deferred Stock Unit upon the release of restrictions on such Award and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. The Committee may, in its discretion, administer the Award such that Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c)       Restrictions. Restricted Awards and Deferred Stock Units awarded to a Participant shall be subject to the terms and conditions as may be set forth in the applicable Award Agreement, in addition to the following:

(i)       Restricted Awards and Deferred Stock Units are subject to forfeiture (1) as set forth in this Plan, (2) until the expiration of the applicable Restricted Period, (3) pending satisfaction of any applicable vesting requirement and/or Performance Goals during the Restricted Period, and (4) to the extent provided in the applicable Award Agreement;

(ii)       If the Restricted Award is a stock-settled Award and an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate until the end of the Restricted Period;

(iii)       to the extent an Award (or applicable portion thereof) is forfeited, all rights of the Participant to such Awards (or applicable portion thereof) shall terminate without further obligation on the part of the Company

(iv)       A Restricted Award or a Deferred Stock Unit may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Award shall not be transferable except by will or by the laws of descent and distribution.

(d)       Restricted Period.

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. Each Restricted Award that vests solely based on the continued service of the Participant shall vest as set forth in the Award Agreement, subject to the Participant’s Continuous Service. Each Restricted Award that vests based on the achievement of performance or other criteria shall vest as set forth in the Award Agreement, subject to the achievement of applicable performance goals and the Participant’s Continuous Service.

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(e)       Delivery of Restricted Stock and Settlement of Restricted Stock Units.

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate, provided, however, that the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any national stock exchange on which shares of Common Stock are listed.

7.3	Performance Share Awards.

(a)       Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the Performance Goals or other conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)       The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. In determining whether a Performance Goal has been achieved, the Committee may exclude, in its sole discretion, the effect of any (i) capital transactions (including mergers and acquisitions), (ii) extraordinary or non-recurring items as identified by the Committee, or (iii) changes in accounting principles affecting the Company’s or a business unit’s reported results.

(c)       Each Participant granted Performance Shares shall execute and deliver to the Company an Award Agreement with respect to the Award setting forth the restrictions and other terms and conditions applicable to such Award. If a Participant fails to execute an agreement evidencing an Award, the Award shall be null and void. The Participant shall not have voting rights attributable to the Performance Shares prior to the completion of the Performance Period and the Committee’s determination that the Performance Goal has been attained, and no dividends shall be paid or payable on the basis of Performance Shares before both of these conditions have been satisfied.

(d)       Performance Shares awarded to a Participant shall be subject to the terms and conditions as may be set forth in the applicable Award Agreement, in addition to the following:

(i)       Performance Shares are subject to forfeiture (1) as set forth in this Plan, (2) until the expiration of the applicable Performance Period, (3) pending satisfaction of any applicable Performance Goals during the Restricted Period, and (4) to the extent provided in the applicable Award Agreement;

(ii)       If the Performance Share Award is a stock-settled Award and an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate until the end of the Performance Period;

(iii)       to the extent an Award (or applicable portion thereof) is forfeited, all rights of the Participant to such Awards (or applicable portion thereof) shall terminate without further obligation on the part of the Company

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(iv)       A Performance Award is not transferable except by will or by the laws of descent and distribution.

(e)       The Performance Period shall commence on a date on or after the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. Each Performance Share Award shall vest as set forth in the Award Agreement, subject to the achievement of applicable Performance Goals and the Participant’s Continuous Service.

(f)         If, at the completion of the Performance Period, the Committee determines that the Performance Goal has been attained (the “Distribution Date”), the restrictions set forth in Section 7.3(d) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such Distribution Date, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the Performance Shares which have not then been forfeited (to the nearest full share). If the Performance Share Award granted share units having a value equal to the Fair Market Value of an identical number of shares of Common Stock (a “PSU”), then on the Distribution Date, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such fully vested and earned PSU; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for PSUs on the Distribution Date. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of Distribution Date.

8.       Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.         Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.       Miscellaneous.

10.1       Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in the Plan or an Award Agreement.

10.2       No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.3       Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.4       Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Company shall have the right to require the Participant to satisfy any federal, state or local tax withholding obligation relating to the vesting, exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the vesting, exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum statutory tax rate prevailing in the jurisdiction(s) applicable to a Participant with respect to the tax potentially due with respect to an Award; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an Award under FASB ASC Topic 718 or its successor is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold taxes up to such Participant’s maximum statutory tax rate prevailing in the jurisdiction(s) applicable to a Participant with respect to the tax potentially due with respect to an Award.

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11.       Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.       Effect of Change in Control.

12.1        Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)       If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Award or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then: (i) all such Awards shall become immediately and fully exercisable (or in the case of a Restricted Award, fully vested and all restrictions will immediately lapse); (ii) in the case of a Performance Share Award, the target payout opportunities under all Performance Share Awards shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control; and, (iii) the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Awards upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

(b)       If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan; provided, however, that in the case of a Performance Share Award, the target payout opportunities under all Performance Share Awards shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control.

(c)       If (i) a Participant is Terminated by the Company without Cause, or if a Participant resigns with Good Reason, in each case within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all of such Participant’s outstanding Awards shall become immediately and fully exercisable (or in the case of Restricted Awards, fully vested and all restrictions will immediately lapse). In the case of Performance Shares, the target payout opportunities under all of such Awards shall be deemed to have been fully earned based on targeted performance being attained. A resignation will be deemed to be Termination without Cause for purposes of this Section 12.1(c) if the executive had Good Reason to resign.

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(d)       If the Participant is terminated with Cause at any time (regardless of whether a Change of Control has occurred), the forfeiture provisions of Section 14.1 shall apply.

(e)       Incentive Stock Options, Non-qualified Stock Options, or Stock Appreciation Rights which vest in accordance with Sections 12.1(a) or 12.1(b) may be exercised by the Participant in accordance with Articles 6 and 7, as applicable; provided, however, that a Participant whose Incentive Stock Options, Non-qualified Stock Options, or Stock Appreciation Rights become exercisable in accordance with Section 12.1(c) may exercise such Awards at any time within one year after such Termination, except that such Award shall not be exercisable on any date beyond the expiration date of such Award.

12.2        In the event that the Acquiror in connection with a Change in Control does not, or announces that it will not, assume the Participant’s outstanding Awards nor substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then the Committee, in its discretion and upon at least 10 days’ advance notice to the affected persons, may cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by the other shareholders of the Company in the Change in Control event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, then the Committee, in its discretion and upon at least 10 days’ advance notice to the affected persons, may cancel the Option or Stock Appreciation Right without the payment of consideration therefor, effective upon the date of the Change in Control.

12.3       The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1        Amendment of Plan.

(a)       The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company, to the extent permitted by this Plan; provided, however, that no such amendment shall, without approval of the Company’s shareholders, (i) except as provided in Section 11, increase the number of shares of Company Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees eligible to participate in the Plan, (iv) materially change the method of determining the exercise price of Options; (v) delete or limit the provisions prohibiting the repricing or exchange of Options and Stock Appreciation Rights; (vi) extend the termination date of the Plan; (vii) allow for accelerated vesting of Awards except as expressly permitted by this Plan; (viii) amend the minimum vesting period described in Section 4.7; (ix) materially amend Section 12 or any other provision hereof regarding Change in Control provisions; or (x), be made to the extent that Shareholder approval is required to satisfy any Applicable Law (and the Board shall determine, upon advice from counsel, whether Applicable Law requires such Shareholder approval). No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Award without the consent of the Participant affected thereby.

13.2        Amendment of Awards; Restriction on Re-Pricing of Award. To the extent permitted by this Plan, the Committee may amend or modify any Award in any manner consistent with the terms of this Plan; provided, however, that no such amendment or modification may make a change to any Award which would otherwise be a prohibited Plan amendment under Section 13.1, and provided further that, except as permitted by Section 11:

(a)       The Committee may not (i) amend an Option or a Stock Appreciation Right to reduce its exercise price, (ii) cancel an Option or a Stock Appreciation Right and regrant an Option or a Stock Appreciation Right in exchange for cash or any other Award with a lower exercise price than the original exercise price of the cancelled Option or a Stock Appreciation Right, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option or Stock Appreciation Right, as defined under applicable NYSE rules or, the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded, or generally accepted accounting principles;

(b)       The Committee may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (1) the Company requests the consent of the Participant and (2) the Participant consents in writing. Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments; and,

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(c)       Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 13.2(c) to any Award granted under the Plan without further consideration or action.

13.3       Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.4       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

14.	General Provisions.

14.1       Forfeiture Events. If the Participant is terminated with Cause at any time, then any unexercised Awards at the date of termination shall expire, and any non-vested Awards shall be forfeited, and any rights under such Awards shall terminate immediately. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates, in each case as determined in the sole discretion of the Committee.

14.2       Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or require repayment of other compensation provided under the Plan in accordance with any Company policies or applicable law/regulation in existence at the time the Award was granted, as such policies, laws and regulations may be modified from time to time (“Clawback Policy”). By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law/regulation or stock exchange listing requirements).

14.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6       Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

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14.8        No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9        Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10      Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s Termination shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Termination (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11       Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12       Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13       Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14       Expenses. The costs of administering the Plan shall be paid by the Company.

14.15       Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16       Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17       Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

14.18       Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

14.19       Automatic Exercise. In the sole discretion of the Committee, any Incentive Stock Options, Non-qualified Stock Options, or Stock Appreciation Rights, that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Common Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Common Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a cashless exercise of such Award whereby the number of shares of Common Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholdings.

15.       Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be granted unless and until the Plan has been approved by the shareholders of the Company.

16.       Termination or Suspension of the Plan. The Plan shall terminate automatically on the date which is ten (10) years following the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.       Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Tompkins Financial Corporation on January 24, 2019.

As approved by the shareholders of Tompkins Financial Corporation on May 7, 2019 [pending].

63

P.O. Box 460, Ithaca, New York 14851
(607) 273-3210
www.tompkinsfinancial.com

ANNUAL MEETING OF SHAREHOLDERS OF

TOMPKINS FINANCIAL CORPORATION

Tuesday, May 7, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST, Monday, May 6, 2019.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2019:
The Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K
are available at www.tompkinsfinancial.com/proxy.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

21230303000000000000 6	050719

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED UNDER PROPOSAL 1 BELOW,
AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

Proposal No. 1. Election of twelve (12) directors for a term of one year:

☐		NOMINEES:
	FOR ALL NOMINEES	John E. Alexander
Paul J. Battaglia
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Daniel J. Fessenden
James W. Fulmer
Patricia A. Johnson
☐	FOR ALL NOMINEES EXCEPT (See INSTRUCTIONS below)	Frank C. Milewski
Thomas R. Rochon
Stephen S. Romaine
Michael H. Spain
Jennifer R. Tegan
Alfred J. Weber
Craig Yunker

INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each Nominee(s) with respect to whom you withhold authority to vote, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
Proposal No. 2. Approval of the Tompkins Financial Corporation 2019 Equity Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 3. Advisory approval of the compensation paid to the Company’s Named Executive Officers.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal No. 4. Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019.	☐	☐	☐

In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the shareholder is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If shareholder is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

TOMPKINS FINANCIAL CORPORATION

Tuesday, May 7, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2019:
The Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K

are available at www.tompkinsfinancial.com/proxy.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

21230303000000000000 6	050719

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED UNDER PROPOSAL 1 BELOW,
AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

Proposal No. 1. Election of twelve (12) directors for a term of one year:

☐		NOMINEES:
	FOR ALL NOMINEES	John E. Alexander
Paul J. Battaglia
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Daniel J. Fessenden
James W. Fulmer
Patricia A. Johnson
☐	FOR ALL NOMINEES EXCEPT (See INSTRUCTIONS below)	Frank C. Milewski
Thomas R. Rochon
Stephen S. Romaine
Michael H. Spain
Jennifer R. Tegan
Alfred J. Weber
Craig Yunker

INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each Nominee(s) with respect to whom you withhold authority to vote, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
Proposal No. 2. Approval of the Tompkins Financial Corporation 2019 Equity Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 3. Advisory approval of the compensation paid to the Company’s Named Executive Officers.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal No. 4. Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019.	☐	☐	☐

In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the shareholder is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If shareholder is a partnership, please sign in partnership name by authorized person.

TOMPKINS FINANCIAL CORPORATION
Annual Meeting of Shareholders to be held
Tuesday, May 7, 2019

YOUR VOTING CARD IS ATTACHED BELOW.

You may vote by telephone, via the Internet, by conventional mail, or in person at the Annual Meeting.

Please read the other side of this card carefully for instructions.

However you decide to vote, your representation at the
Annual Meeting of Shareholders is important to Tompkins Financial Corporation.

1

PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TOMPKINS FINANCIAL CORPORATION

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 7, 2019

The undersigned shareholder of TOMPKINS FINANCIAL CORPORATION (the “Company”) hereby constitutes and appoints Francis M. Fetsko and Kathleen A. Manley, and each of them, as agent and proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company and that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 5:30 p.m. at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, NY, on Tuesday, May 7, 2019, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INSTRUCTION IS GIVEN ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; “FOR” APPROVAL OF THE TOMPKINS FINANCIAL CORPORATION 2019 EQUITY INCENTIVE PLAN; “FOR” ADVISORY APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. THE PROXIES WILL VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS (INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING), AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated March 29, 2019 relating to the Annual Meeting of Shareholders to be held May 7, 2019. (Signature on the reverse side is required.)

(Continued and to be marked, signed and dated on reverse side.)

COMMENTS:

1.1	14475